UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-4694



                     The American Funds Tax-Exempt Series II
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                       Date of fiscal year end: August 31

                    Date of reporting period: August 31, 2005





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - AMERICAN FUNDS(R)]

The right choice for the long term(R)


THE TAX-EXEMPT FUND OF CALIFORNIA
Uncovering opportunity: Our research in focus

[photo: little girl touching starfish at tidepool]

Annual report for the year ended August 31, 2005


THE TAX-EXEMPT FUND OF CALIFORNIA(R) seeks a high level of current income exempt from regular federal and California income taxes, with a secondary objective of preservation of capital.

This fund is one of the 29 American Funds. The organization ranks among the nation's three largest mutual fund families. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.


TABLE OF CONTENTS

Letter to shareholders; Investment highlights                                1
Why double tax-free investing can be worthwhile                              2
The value of a long-term perspective                                         3
Feature -- Uncovering opportunity: Our research in focus                     4
Summary investment portfolio                                                 8
Financial statements                                                        11
Trustees and officers                                                       23
What makes American Funds different?                                back cover


FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 3.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2005 (the most recent calendar quarter):

                                          1 year        5 years       10 years
Class A shares
Reflecting 3.75% maximum sales charge     +0.40%        +4.82%         +5.27%

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 17 for details.

The fund's 30-day yield for Class A shares as of September 30, 2005, calculated in accordance with the Securities and Exchange Commission formula, was 3.26%, which reflects a fee waiver (3.23% without the fee waiver). (For investors in the 44.3% tax bracket, this is equivalent to a taxable yield of 5.85%, which reflects the fee waiver -- 5.80% without the fee waiver.) The fund's distribution rate for Class A shares as of that date was 3.76% (3.73% without the fee waiver). Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Other share class results and important information can be found on page 19.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal. Income may be subject to federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.


[photo: close up of child's hands holding starfish]



FELLOW SHAREHOLDERS:

As short-term interest rates rose steadily during the past year, the portfolio counselors of The Tax-Exempt Fund of California maintained a conservative investment strategy in an effort to protect shareholder account values.

This prudent posture resulted in a total return for the 12 months ended August 31, 2005, of 5.6%, slightly below the 5.9% average return of the Lipper California municipal debt funds, which tend to hold bonds with longer maturities. The unmanaged Lehman Brothers Municipal Bond Index, which measures the national investment-grade municipal bond market, returned 5.3% (the index does not include expenses).

During the year, The Tax-Exempt Fund of California paid monthly dividends totaling 67 cents a share and a capital gain distribution of 1.6 cents a share. Shareholders who reinvested these dividends recorded an income return of 4.1%, equivalent to a taxable return of 7.4% for investors in the top federal and California tax brackets, who are subject to a combined tax rate of 44.3%. The fund's income return for shareholders who took dividends in cash was 4.0%, equivalent to a 7.3% return from a taxable investment.

THE INTEREST RATE CONUNDRUM

In the past, federal funds rate increases by the Federal Reserve Board were typically followed by rising yields across the bond spectrum (as a bond's yield rises, its price declines and vice versa). However, the past year was different. While short-term bond yields rose in step with the rate hikes, long-term bond yields largely declined, an atypical response referred to by Federal Reserve Chairman Alan Greenspan as a "conundrum."

This unexpected turn of events has had a modest impact on The Tax-Exempt Fund of California's results. Since the Fed began raising rates in the summer of 2004, the fund's portfolio counselors have adopted a defensive investment strategy, which involves maintaining a somewhat shorter maturity structure in the portfolio. While this conservative stance has limited the fund's ability to benefit from the recent decline in long-term yields, the fund's counselors remain concerned that economic and monetary conditions will lead to higher long-term yields.

[Begin Sidebar]

INVESTMENT HIGHLIGHTS
(Yields at annual rates)                                                                            through August 31, 2005

12-month total return(1)                                                                                             +5.57%
(income plus capital changes, with distributions reinvested)

Tax-free distribution rate for August(2)                                                                      +3.91%/+3.88%
(reflecting 3.75% maximum sales charge)

Taxable equivalent distribution rate(2,3)                                                                     +7.02%/+6.97%
(assuming a 44.3% maximum combined state and federal tax rate)

SEC 30-day yield as of August 31(2)                                                                           +3.32%/+3.29%
(reflecting 3.75% maximum sales charge)

Taxable equivalent SEC yield2,3                                                                               +5.96%/+5.91%
(assuming a 44.3% maximum combined state and federal tax rate)

(1)  Does not include the 3.75% sales charge.

(2) Two distribution rates and SEC yields are shown. The first number takes into account fees waived by the investment adviser. The second number is what the rate/yield would have been had these waivers not been in effect. Please see the Financial Highlights table on page 17 for details.

(3) Based on new 2005 federal and 2004 California tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.

For current yield information, please call toll-free: 800/421-0180.
[End Sidebar]


STAYING THE COURSE

The fund's conservative approach may constrain returns during the short term, but when market conditions appear adverse we believe that shareholders are best served by the adoption of measures designed to safeguard their principal. Over the fund's lifetime of almost 20 years, this practice has helped deliver attractive current income, with relatively low volatility.

Although bonds issued by the state of California have benefited from a recent credit upgrade by Moody's, we remain concerned about California's structural budget deficit, which was not resolved with the budget signed in July. At the same time, the state has continued to enjoy solid economic growth, aided by a strong housing market and employment growth.

While keeping an eye on this fall's special election, The Tax-Exempt Fund of California's portfolio counselors continue to keep a modest exposure to bonds linked directly to the state's credit rating. As we reported six months ago, we focus more on local investment opportunities with compelling expected long-term returns, such as hospitals.

Additionally, two areas where we have considerable experience are real estate developments and educational institutions. In this year's feature article beginning on page 4, we describe the steps involved in researching two of these holdings.

Finally, we are pleased to welcome the many new shareholders to The Tax-Exempt Fund of California during the past 12 months who have helped the fund's assets grow by 40% to more than $1 billion. We look forward to serving you in the years ahead.

Cordially,

/s/ Paul G. Haaga, Jr.                      /s/ Abner D. Goldstine
Paul G. Haaga, Jr.                          Abner D. Goldstine
Vice Chairman of the Board                  President

October 12, 2005

For current information about the fund, visit americanfunds.com.

Martin Fenton, an independent Trustee of the fund since 1989, has been elected non-executive chairman of the Board. Paul G. Haaga, Jr., the previous chairman, has been elected vice chairman. As independent Board chair, Mr. Fenton will chair Board meetings, including executive sessions of the independent Trustees, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the fund. He will remain unaffiliated with Capital Research and Management Company, the fund's investment adviser, and any of its affiliates.

WHY DOUBLE TAX-FREE INVESTING CAN BE WORTHWHILE

To use this table, find your estimated 2005 taxable income to determine your combined federal and California tax rate. Then look at the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 3.9% tax-exempt distribution rate in August.

Because of tax increases in recent years, many high-income investors are finding that their returns on taxable fixed-income issues have to be even higher to match those currently offered by tax-exempt municipals. For instance, a couple with a taxable income of $150,000 faces a combined federal and California tax rate of 37.3%. In this bracket, the fund's current 3.9% distribution rate would be equivalent to a distribution rate on a taxable fixed-income investment of 6.2%.

                                                                                                     The fund's 3.9% tax-
                                                                                                     exempt distribution
                                                                                                       rate in August is
                          If your taxable income is...                        Combined federal            equivalent
                                                                                   and                   to a taxable
                   Single                            Joint                California tax rate*       distribution rate of:

                 $0  -   6,147               $0  -  12,294                        11.0%                      4.4%
              6,148  -   7,300           12,295  -  14,600                        12.0                       4.4
               7,301 -  14,571           14,601  -  29,142                        17.0                       4.7
             14,572  -  22,997           29,143  -  45,994                        19.0                       4.8
              22,998 -  29,700           45,995  -  59,400                        21.0                       4.9
              29,701 -  31,925           59,401  -  63,850                        31.0                       5.7
              31,926 -  40,346           63,851  -  80,692                        33.0                       5.8
              40,347 -  71,950           80,693  - 119,950                        34.3                       6.0
              71,951 - 150,150          119,951  - 182,800                        37.3                       6.2
             150,151 - 326,450          182,801  - 326,450                        42.3                       6.8
                 Over 326,450                    Over 326,450                     44.3                       7.0

* Based on 2005 federal and 2004 California tax rates. (State rates from 1% to 9.3% are individually calculated for each bracket. The federal brackets are expanded to include additional state brackets.)

Some or all of California taxes may be deductible from a taxpayer's federal taxable income, so the effective combined tax rate paid by California residents may be lower.


THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

Fund figures, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.(1) Thus the net amount invested was $9,625.




[begin mountain chart]

                 The fund at      The fund at net    Lehman Brothers      Lipper California
                 maximum          asset value        Municipal Bond       Municipal Debt
                 offering         (not including     Index(2)             Funds Average(3)
                 price(1),(3)     sales charge)(3)

10/28/86         $  9,625             10,000             10,000               10,000
8/31/87*            9,673             10,052             10,260                9,995
8/31/88            10,211             10,611             10,966               10,613
8/31/89            11,275             11,717             12,170               11,802
8/31/90            11,718             12,177             12,951               12,392
8/31/91            13,072             13,584             14,478               13,801
8/31/92            14,424             14,990             16,095               15,245
8/31/93            16,310             16,949             18,059               17,139
8/31/94            16,308             16,947             18,084               16,964
8/31/95            17,639             18,330             19,687               18,194
8/31/96            18,635             19,365             20,718               19,245
8/31/97            20,274             21,069             22,634               21,009
8/31/98            21,892             22,750             24,591               22,819
8/31/99            21,995             22,857             24,714               22,553
8/31/00            23,531             24,453             26,388               24,252
8/31/01            25,610             26,614             29,078               26,590
8/31/02            26,804             27,854             30,893               27,818
8/31/03            27,371             28,444             31,862               28,304
8/31/04            29,349             30,499             34,126               30,255
8/31/05            30,985             32,199             35,939               31,959

Year ended August 31

[end mountain chart]

Year ended August 31

*    For the period October 28, 1986, through August 31, 1987.

(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

(2) With interest compounded. The index is a national index not limited to California bonds. It is unmanaged and does not reflect sales charges, commissions or expenses.

(3) With all distributions reinvested. The Lipper average does not reflect sales charges.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.


AVERAGE ANNUAL TOTAL RETURNS BASED ON A $1,000 INVESTMENT (for periods ended August 31, 2005)*

                                     1 year           5 years          10 years

Class A shares                       +1.61%           +4.86%            +5.39%

* Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge. The maximum initial sales charge was 4.75% prior to January 10, 2000.

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect these waivers, without which they would have been lower. Please see the Financial Highlights table on page 17 for details.


[photo: close up of seashells on the sand]

UNCOVERING OPPORTUNITY: OUR RESEARCH IN FOCUS

The importance of research to the investment process can never be overemphasized. It's particularly true when it comes to municipal bonds: Anyone can buy a municipal bond, but few people have the resources and skills to determine if it's a good investment.

The investment professionals at Capital Research and Management Company (CRMC), adviser to The Tax-Exempt Fund of California, have the experience and resources to evaluate bonds across the entire credit quality spectrum. In addition, our local presence in California, with two research offices in the Los Angeles area and one in San Francisco, gives us an advantage when trying to uncover promising investment opportunities for shareholders.

In this year's feature article, we'll look at two municipal bond issues in The Tax-Exempt Fund of California's portfolio and some of the factors the fund's portfolio counselors and analysts considered during their research.

MAKING THE GRADE: MILLS COLLEGE

When the administration of Mills College in Oakland decided to build 80 units of student housing and expand the school's science facilities, they chose not to use their existing investment balances to finance the construction.

Instead, the oldest women's college west of the Rockies turned to the municipal bond market, a common practice used by educational institutions. Typically, borrowing in this market to pay for capital projects allows schools to maintain a balanced capital structure while accessing long-term, low-cost funding. In this case, it also enabled Mills to refinance some bonds issued a decade ago. The college's investment bankers, who organized the structure of the bond transaction, contacted the sales desks at various investment institutions, including Capital Research Company, an affiliate of CRMC, to solicit investor interest in the offering.

Details of the Mills bond offering reached Chad Rach, a Capital Research investment analyst who specializes in higher education institutions. Chad's study of the college soon revealed that the offering was a promising investment opportunity. First, the small liberal arts college had established a vibrant niche in the education market, with strong student demand and realistic expectations that the student base would grow further with innovative educational programs.

In addition, Mills had recently completed a very successful fundraising campaign, topping its $100 million goal by more than 30%. Finally, the administration had implemented budgeting and fiscal controls and increased tuition. Based on these strengths and the college's healthy balance sheet, Moody's, a leading credit rating agency, rated the Mills issue at A3 -- in the mid range of the investment-grade spectrum.

"More importantly and in addition to the analysis performed by Moody's, I looked at how well the school operates without relying on investment income and fundraising relative to its balance sheet resources," Chad explains. "I prefer this approach because fundraising and investment income can be unpredictable and I like to determine how a school can handle disappointments in these areas."

Chad concluded that Mills was an attractive credit using this approach, primarily because of its superior balance sheet. The school's balance sheet resources include an investment portfolio that covers outstanding debt more than four times and provides Mills a particularly valuable cushion against possible short-term operational imbalances.


[Begin Sidebar]

[illustration: elliptical sphere]

TOP-DOWN ANALYSIS pointing to BOTTOM-UP ANALYSIS pointing to TOP-DOWN ANALYSIS on the outer rim of the sphere

THE TAX-EXEMPT FUND OF CALIFORNIA in the middle of the sphere with TOP-DOWN ANALYSIS and BOTTOM-UP ANALYSIS pointing to the fund
[end illustration]

Top-down analysis: broad-based, big-picture analysis
o Macroeconomic assessment
o Political analysis
o Interest rate outlook

Bottom-up analysis: fundamental analysis of individual securities
o Fundamental issuer analysis o Sector analysis o Relative security valuation o Bond terms and provisions
[End Sidebar]

"In my opinion, Mills is a superior credit in the A3-rated category at a price in line with bonds from comparably rated schools. Having a nose for finding relative value is what we do best. Applying our own analytical methods to Mills' financial statements told an attractive story about credit quality relative to other investment opportunities in the marketplace, and that's ultimately what I'm trying to judge."

Chad continues to monitor Mills College and its bonds to ensure that it remains a good investment compared to similar schools. "This isn't a business where the financial profile of the institution is extremely volatile," he notes. "Unlike some corporations, whose financial situations can change quickly, these institutions tend to be pretty stable. However, continued scrutiny, particularly in relation to peer colleges, is necessary to monitor the relative value of the Mills bonds as credit conditions and market factors change over time."

Two individual Mills bond maturities allocated to The Tax-Exempt Fund of California -- one maturing in 2020 and the other in 2025 -- are among 10 bonds in the fund's portfolio issued by the California Educational Facilities Authority on behalf of private colleges and universities in the state. The other bonds financed projects at Pitzer College in Claremont, the University of Redlands, the University of Southern California and Stanford University.


[Begin Sidebar]

[photo: small boy digging in sand]

DIGGING DEEPER

THE RESEARCH PROCESS
Here are some of the steps The Tax-Exempt Fund of California's investment professionals took when researching the Lincoln Crossing bonds.

o A municipal bond analyst visited the site with a portfolio counselor to review the development and plans.

o The municipal analyst discussed the plans with his counterpart, the taxable fixed-income analyst responsible for home builder debt.

o The analyst reviewed research performed by an equity analyst who covers home builders.

o The analyst studied data provided by a mortgage analyst on home buyers' access to financing.

o This research, combined with American Funds economists' views on the long-term outlook and demand for housing, convinced the analyst of the development's viability.

o The municipal analyst presented his top-down, bottom-up analysis to the fund's portfolio counselors.

August 2003: American Funds purchased bonds in the first phase of Lincoln Crossing.

August 2004: Bonds to finance the second and third phases were bought. [End Sidebar]


BUILDING A CASE: LINCOLN CROSSING

Unless you live in the Sacramento area, you probably couldn't find the city of Lincoln on a map. Yet the once-sleepy Lincoln is now California's second fastest-growing city.

A major part of Lincoln's appeal is its location, within commuting distance of Sacramento and Roseville. As suburban home prices throughout California continue to rise, more and more people are looking to outlying communities such as Lincoln.

As a result of the increased demand for housing in the area, real estate developers have responded with Lincoln's biggest development, Lincoln Crossing. The 1,070-acre master planned community is a three-phase development featuring 30 neighborhoods of almost 3,000 homes, built by some of the country's top home builders. At its hub is the 9,000-square-foot Club Lincoln, a community center with a state-of-the-art fitness center, two pools, a catering kitchen and meeting room.

Infrastructure for a large real estate project like Lincoln Crossing is typically financed by bonds. The Lincoln bonds were issued by the City of Lincoln to pay for public improvements in the community. The bonds are secured by special taxes. In the early stages of the development, the developer is responsible for paying the special taxes. As the public infrastructure is installed, the property is sold to home builders who assume responsibility for paying the taxes. When the homes are constructed and sold by the home builders, the homeowners are responsible for payment of the special taxes. The collateral for payment of the bonds is the land, hence their "official" name of "land-secured financing," although they usually go by the more colorful label of "dirt bonds."

Lincoln Crossing's developer was familiar to the portfolio counselors of The Tax-Exempt Fund of California, having issued bonds to finance an Orange County real estate development that had already proved a good investment for the fund. Nevertheless, the Lincoln Crossing bonds still demanded the same rigorous scrutiny given to any investment being considered for the fund's portfolio.

With every portfolio purchase, we take a long-term investment view. Days, weeks, even months of investigation precede each decision to add a bond to your fund's holdings. And our research doesn't end once we buy a bond. For instance, we regularly monitor the construction of the improvements, the build-out of the project and the outlook for the bonds. Our analysts examine the viability of the development considering the size of the homes, their amenities and prices, and continue to monitor home sales data in the area and the health of the local economy. These regular reviews offer assurance that the development is on track, both with the proposed design and with the potential for creating value for the bondholder.

The risks associated with land-secured financings often begin to diminish as houses are built and sold. Consequently, the bonds may increase in value as the build-out progresses. Once houses are sold, the new homeowners assume the special tax payments supporting the bonds. Thus each developed parcel adds value to the project by diversifying and expanding the source of payments and increasing the value of the land. Homeowners benefit by gaining access to communities that are rigorously planned and designed to meet their residential needs. With foresight, experience and comprehensive research, a barren tract of land can be transformed over time into an investment that grows in value for each participant in the development process, as well as for The Tax-Exempt Fund of California shareholders.

[photo: sandcastle on beach]


[Begin Sidebar]
MUNICIPAL BOND BASICS

Although the municipal bond market accounts for less than 10% of all public and private debt outstanding in the United States, according to the Bond Market Association, it has many participants. The municipal market boasts some 50,000 issuing entities -- almost 10 times the number of stock issuers listed on U.S. markets. Municipal issuers encompass state and local governments, their authorities or special districts, and even corporations. These entities issue bonds for a wide variety of purposes including road construction, housing, hospitals and airports.

While these bonds employ a multitude of financial structures, there are fundamentally two types of municipal debt: the general obligation bond (G.O.) and the revenue bond. G.O.s rely on the taxing power (sometimes without limit) of the municipal issuer to secure the debt. This taxing power varies significantly from the state to the local level and from one region of the country to another. Consequently, the safety of these bonds depends greatly on the economic and financial strength of the issuing government and its constituency.

The second basic type of municipal debt is the revenue bond. These bonds are typically issued to finance a project or enterprise, and bondholders are generally compensated from the revenues generated by the project or its users. In most instances, these bonds offer higher yields than G.O.s because they often have a more complicated structure and contain a higher level of risk.

Assessing the value of municipal bonds is a daunting task for any investor. Many municipal issuers are not required to file quarterly disclosures, as is the practice for equity issuers. Additionally, while most higher quality municipal bonds are rated, those below investment grade -- high-yield bonds -- are often not rated.

Most issuers will offer an annual report, but the financial statements are often six months or more out of date and may not contain the detail found in corporate disclosure. Moreover, once you have the financials, you have to know how to read and interpret them. Even then, thorough analysis requires going beyond the numbers. Often, the financials raise questions that need to be addressed by phone calls, meeting with management, on-site inspections and cross referencing with other investment colleagues to develop an accurate outlook for the particular credit risk.
[End Sidebar]




SUMMARY INVESTMENT PORTFOLIO August 31. 2005


The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.


PORTFOLIO QUALITY RATINGS*
[begin pie chart]

Aaa/AAA                                      36.3%
Aa/AA                                        12.1%
A/A                                          12.6%
Baa/BBB                                      18.1%
Below investment grade                       16.0%
Cash & equivalents                            4.9%
[end pie chart]


* Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's research analysts.

[end pie chart]


                                                                                                     Principal    Market     Percent
                                                                                                       amount      value     of net
Bonds & notes  - 95.07%                                                                                (000)       (000)     assets

California  - 90.63%
State issuers  -  31.46%
Econ. Recovery Bonds:
 Series 2004-A, 5.25% 2012                                                                           $ 5,000     $ 5,568
 Series 2004-A, 5.00% 2015                                                                             5,000       5,519
 5.00%-5.25% 2013-2023                                                                                 4,975       5,426     1.62%
G.O. Bonds:
 5.00% 2013                                                                                            5,000       5,475
 5.00%-5.25% 2015-2023                                                                                 7,300       7,981
Various Purpose G.O. Bonds 5.25% 2014                                                                  2,350       2,614      1.58
Various Purpose G.O. Bonds, RADIAN insured, 5.25% 2019                                                 5,020       5,558       .55
Veterans G.O. Bonds, Series CB, AMT, 4.75% 2018                                                        6,510       6,728       .66
Golden State Tobacco Securitization Corp.:
 Enhanced Tobacco Settlement Asset-backed Bonds:
  Series 2003-B, AMBAC insured, 5.00% 2038 (preref. 2013)                                             10,000      11,023      1.08
  Series 2003-B, FGIC insured, 5.50% 2033 (preref. 2013)                                               7,000       7,952       .78
  Series 2005-A, AMBAC insured, 5.00% 2014                                                             6,500       7,176       .70
  Series 2003-B, 5.00% 2012                                                                            1,500       1,645
 Tobacco Settlement Asset-backed Bonds, Series 2003-A1:
  6.25% 2033                                                                                          12,165      13,590
  6.75% 2039                                                                                           3,000       3,462      1.84
Infrastructure and Econ. Dev. Bank, Clean Water State Revolving Fund Rev. Bonds, Series 2002:
 5.00% 2016                                                                                            5,000       5,452
 5.00% 2012-2015                                                                                       5,200       5,722      1.10
Pollution Control Fncg. Auth.:
 Rev. Ref. Bonds (Pacific Gas and Electric Co.), Series 1996-A, AMT, MBIA insured, 5.35% 2016          8,000       8,722       .86
 Solid Waste Disposal Rev. Bonds:
  Browning-Ferris Industries of California, Inc. Project, BFI Corp. Guarantee,
        Series 1996-A, AMT, 5.80% 2016                                                                 5,000       4,941       .49
  Waste Management, Inc. Project, 4.70%-5.125% 2025-2031                                               6,000       6,218
 Solid Waste Disposal Rev. Ref. Bonds:
  USA Waste Services, Inc., 5.00%-5.10% 2018                                                           5,200       5,377
Statewide Communities Dev. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
        Series 2001, AMT, 2.90% 2011 (put 2007)                                                        2,000       1,980      1.33
Statewide Communities Dev. Auth.:
 Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP):
  Series 1998-A1, AMT, 5.05% 2025 (put 2008)                                                           5,300       5,461
  Series 1998-A3, 5.10% 2025 (put 2010)                                                                6,000       6,261
  Series 1998-A4, 5.25% 2025 (put 2013)                                                                1,500       1,561      1.31
 Certs. of Part. (Internext Group), 5.375% 2017                                                        6,375       6,569       .65
 Hospital Rev. Certs. of  Part. (Cedars-Sinai Medical Center), Series 1992, 6.50% 2012                 4,990       5,508       .54
 Rev. Bonds (Huntington Memorial Hospital), Series 2005, 5.00% 2019                                    4,495       4,803       .47
Statewide Communities Dev. Auth., Certs. of Part. (Catholic Healthcare West),
        Series 1999-A, 6.50% 2020                                                                      5,345       6,003
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), 4.95%-5.25% 2006-2026                 6,250       6,537      1.23
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A:
 6.00% 2013                                                                                            4,000       4,622
 5.75%-5.875% 2016-2017                                                                                3,500       3,941       .84
Other securities                                                                                                 140,696     13.83
                                                                                                                 320,091     31.46

City and county issuers  -  59.17%
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.:
 Rev. Bonds (San Diego Hospital Association), Series 2001-A:
  5.50% 2009                                                                                           7,100       7,601
  6.125% 2020                                                                                          3,500       3,849      1.13
 Rev. Ref. Certs. of Part.:
  American Baptist Homes of the West Facs. Project, 5.25%-6.20% 2007-2027                             10,810      11,091      1.09
  Episcopal Homes Foundation, Series 1998, 5.00% 2009                                                  4,600       4,776       .47
East Bay Municipal Utility Dist. (Alameda and Contra Costa Counties), Water System
        Subordinated Rev. Bonds, Series 2001, 5.25% 2016                                               7,000       7,638       .75
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
        Series 1999, 6.625% 2030 (preref. 2009)                                                        5,250       5,929       .58
Golden West Schools Fncg. Auth., G.O. Rev. Bonds (Beverly Hills Unified School Dist.
        G.O. Bond Ref., Los Angeles County), Series 2005, FGIC insured, 5.25% 2018                     4,435       5,055       .50
City of La Verne, Rev. Certs. of Part. (Brethren Hillcrest Homes), Series 2003-B, 6.625% 2025          4,500       5,010       .49
Lammersville School Dist., Community Facs. Dist. No. 2002 (Mountain House), Special Tax Bonds,
        Series 2002, 6.375% 2032                                                                       4,500       4,829       .47
Lee Lake Water Dist., Community Facs. Dist. No. 1 (Sycamore Creek), Special Tax Bonds,
        Series 2005, 5.30% 2035                                                                        4,700       4,782       .47
City of Long Beach, AMT:
 Harbor Rev. Bonds, Series 2002-B, MBIA insured, 5.00% 2010                                            1,030       1,106
 Harbor Rev. Ref. Bonds:
  Series 2004-A, FGIC insured, 5.00% 2014                                                              5,930       6,467
  5.00% 2011-2015                                                                                      4,800       5,204      1.26
Long Beach Bond Fin. Auth., Lease Rev. Ref. Bonds (Aquarium of the Pacific Project),
        Series 2001, AMBAC insured, 5.50% 2016                                                         4,380       4,894       .48
City of Los Angeles:
 Harbor Dept. Rev. Bonds, Series 1996-B, AMT, 6.00% 2013                                               5,980       6,188       .61
 Dept. of Water and Power, Power System Rev. Bonds, Series 2001-A, Subseries A-1, 5.25% 2015           7,500       8,193       .80
County of Los Angeles, Los Angeles Community College Dist., G.O. Bonds, 2001 Election,
        Series A, 5.50% 2016 (preref. 2011)                                                            4,500       5,064       .50
Metropolitan Water Dist. of Southern California:
 Water Rev. Ref. Bonds:
  Series 2001-A, 5.375% 2013                                                                           4,000       4,460
  Series 2004-B, 5.00% 2015                                                                            6,500       7,175
  Series 2003-A, 5.00%-5.25% 2014-2015                                                                 4,075       4,502      1.59
 Waterworks G.O. Ref. Bonds, 5.00%-5.25% 2013-2018                                                     9,830      10,937      1.07
Community Facs. Dist. No. 2004-1, Orange County (Ladera Ranch), Special Tax Bonds,
        Series 2005-A, 5.20% 2034                                                                      4,950       5,035       .49
City of Rio Vista, Community Facs. Dist. No. 2004-1, Special Tax Bonds (Northwest
        Wastewater Fac.), Series 2005, 5.85% 2035                                                      5,000       5,222       .51
County of Riverside Community Facs. Dist. No. 04-2 (Lake Hills Crest), Special Tax Bonds,
        Series 2005, 5.10% 2035                                                                        4,610       4,647       .46
Sacramento City Fncg. Auth., 2001 Capital Improvement Rev. Bonds (Water and Capital
        Improvement Projects), Series A, AMBAC insured, 5.50% 2016 (preref. 2011)                      5,435       6,102       .60
Tobacco Securitization Auth. of Northern California (Sacramento County), Tobacco Settlement
        Asset-backed Bonds, Series 2001-B, 5.00% 2028                                                  4,490       4,547       .45
San Bernardino Joint Powers Fncg. Auth., 2002 Tax Allocation Rev. Ref. Bonds, 6.625% 2026              5,000       5,509       .54
Tobacco Securitization Auth., Tobacco Settlement Asset-backed Bonds (San Diego County
        Tobacco Asset Securitization Corp.), Series 2001-A, 5.25% 2027                                 5,000       5,144       .51
South Tahoe Joint Powers Parking Fin. Auth., Parking Rev. Bonds, Series A, 7.00% 2027                  5,500       5,632       .55
City of Whittier, Health Fac. Rev. Bonds (Presbyterian Intercommunity Hospital),
        Series 2002, 5.75% 2031                                                                        5,000       5,380       .53
Yorba Linda Public Fncg. Auth., Rev. Bonds (Black Gold Golf Course Project),
        Series 2000, 7.50% 2030 (preref. 2008)                                                         5,500       6,231       .61
Other securities                                                                                                 423,849     41.66
                                                                                                                 602,048     59.17

Puerto Rico  -  3.30%
Children's Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000, 5.75%
        2020 (preref. 2010)                                                                            4,375       4,649       .46
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027 (put 2012)              5,000       5,553       .54
Public Improvement Ref. G.O. Bonds, Series 1998-B, MBIA insured, 5.75% 2009                            4,575       5,023       .49
Other securities                                                                                                  18,385      1.81
                                                                                                                  33,610      3.30

Virgin Islands  -  1.14%
Public Fin. Auth.:
 Rev. Bonds (Matching Fund Loan Notes), Senior Lien, Series 2004-A, 5.00% 2013                         1,450       1,570
 Rev. and Ref. Bonds (Matching Fund Loan Notes):
  Senior Lien, 5.20%-5.50% 2005-2011                                                                   7,000       7,260
  Subordinate Lien, 5.75%-6.00% 2006-2013                                                              2,595       2,722      1.14
                                                                                                                  11,552      1.14



Total bonds & notes (cost: $922,775,000)                                                                         967,301     95.07



                                                                                                     Principal    Market     Percent
                                                                                                       amount      value     of net
Short-term securities  - 4.27%                                                                         (000)       (000)     assets
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Multi-family
        Housing Rev. Bonds (Crossing Apartments), Series 2002-A, AMT, FNMA insured, 2.49% 2037 (1)    10,000      10,000       .98
Econ. Recovery Bonds, 2.20%-2.35% 2023 (1)                                                             3,600       3,600       .35
G.O. Bonds 2.21% 2034 (1)                                                                              1,500       1,500       .15
Pollution Control Fncg. Auth., Pollution Control Rev. Ref. Bonds: (1)
 Pacific Gas and Electric Company, 2.26%-2.32% 2026  (2)                                               4,700       4,700
 Series 1996-E, 2.24% 2026                                                                               900         900       .55
Pollution Control Rev. Ref. Bonds (Chevron U.S.A. Inc. Project), 2.22%-2.25% 2024-2025 (1)             2,700       2,700
Statewide Communities Dev. Auth., Solid Waste Facs. Rev. Bonds (Chevron U.S.A. Inc. Project),
        Series 1994, AMT, 2.32% 2024 (1)                                                               4,150       4,150       .67
Dept. of Water Resources, Power Supply Rev. Bonds, 2.35%-2.38% 2022 (1)                                3,000       3,000       .30
Other securities                                                                                                  12,891      1.27
Total short-term securities (cost: $43,442,000)                                                                   43,441      4.27


Total investment securities (cost: $966,217,000)                                                               1,010,742     99.34
Other assets less liabilities                                                                                      6,722       .66

NET ASSETS                                                                                                    $1,017,464   100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

(1) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper




FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AT AUGUST 31, 2005                                                       (dollars and shares in thousands, except per-share amounts)

Assets:

 Investment securities at market (cost: $966,217)                                                              $1,010,742
 Cash                                                                                                                  61
 Receivables for:
  Sales of investments                                                                 $7,769
  Sales of fund's shares                                                                6,217
  Interest                                                                             13,144                      27,130
                                                                                                                1,037,933
Liabilities:
 Payables for:
  Purchases of investments                                                             17,483
  Repurchases of fund's shares                                                            999
  Dividends on fund's shares                                                            1,102
  Investment advisory services                                                            263
  Services provided by affiliates                                                         480
  Deferred Trustees' compensation                                                          80
  Other fees and expenses                                                                  62                      20,469
Net assets at August 31, 2005                                                                                  $1,017,464

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                                $972,041
 Undistributed net investment income                                                                                  627
 Undistributed net realized gain                                                                                      271
 Net unrealized appreciation                                                                                       44,525
Net assets at August 31, 2005                                                                                  $1,017,464


SHARES OF BENEFICIAL INTEREST ISSUED AND OUTSTANDING - UNLIMITED SHARES AUTHORIZED, 60,263 TOTAL SHARES OUTSTANDING

                  Net assets       Shares outstanding         Net asset
                                                          value per share (1)

Class A            $837,644               49,612               $16.88
Class B              23,482                1,391                16.88
Class C              77,724                4,604                16.88
Class F              41,998                2,487                16.88
Class R-5            36,616                2,169                16.88


(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.54 for each.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2005                                                                            (dollars in thousands)

Investment income:
 Income:
  Interest                                                                                                        $39,066

 Fees and expenses: (1)
  Investment advisory services                                                         $2,988
  Distribution services                                                                 2,684
  Transfer agent services                                                                 131
  Administrative services                                                                 147
  Reports to shareholders                                                                  49
  Registration statement and prospectus                                                    32
  Postage, stationery and supplies                                                         17
  Trustees' compensation                                                                   44
  Auditing and legal                                                                       70
  Custodian                                                                                 6
  Federal and state income taxes                                                          (63)
  Other state and local taxes                                                              11
  Other                                                                                    35
  Total fees and expenses before waiver                                                 6,151
 Less waiver of fees and expenses:
  Investment advisory services                                                            218
  Total fees and expenses after waiver                                                                              5,933
 Net investment income                                                                                             33,133

Net realized gain and unrealized appreciation on investments:
 Net realized gain on investments                                                                                     290
 Net unrealized appreciation on investments                                                                        12,166
  Net realized gain and unrealized appreciation on investments                                                     12,456
Net increase in net assets resulting from operations                                                              $45,589

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS                                                                           (dollars in thousands)

                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                    AUGUST 31,                  AUGUST 31,
                                                                                        2005                       2004
Operations:
 Net investment income                                                                $33,133                    $28,108
 Net realized gain on investments                                                         290                        714
 Net unrealized appreciation on investments                                            12,166                     17,181
  Net increase in net assets
   resulting from operations                                                           45,589                     46,003

Dividends and distributions paid or accrued to shareholders:
 Dividends from net investment income                                                 (33,058)                   (27,908)
 Distributions from net realized gain
  on investments                                                                         (738)                         -
   Total dividends and distributions paid or accrued
    to shareholders                                                                   (33,796)                   (27,908)

Capital share transactions                                                            279,924                     74,049

Total increase in net assets                                                          291,717                     92,144

Net assets:
 Beginning of year                                                                    725,747                    633,603
 End of year (including
  undistributed
  net investment income: $627 and $645, respectively)                              $1,017,464                   $725,747


See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax Exempt Fund of California (the "fund"). The fund seeks a high level of current income exempt from regular federal and California income taxes, with a secondary objective of preservation of capital.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The retirement plan share class (R-5) is sold without any sales charges and does not carry any conversion rights. The fund's share classes are described below:


Share class       Initial sales charge         Contingent deferred sales             Conversion feature
                                                 charge upon redemption


  Class A             Up to 3.75%                 None (except 1% for                       None
                                                  certain redemptions
                                                   within one year of
                                                  purchase without an
                                                 initial sales charge)

  Class B                 None                   Declines from 5% to 0%         Class B converts to Class A
                                                 for redemptions within              after eight years
                                                 six years of purchase

  Class C                 None                 1% for redemptions within        Class C converts to Class F
                                                  one year of purchase                 after 10 years

  Class F                 None                            None                              None

  Class R-5               None                            None                              None


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         SECURITY VALUATION - Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days are determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

         SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Generally, income earned by the fund is exempt from federal income taxes; however, the fund might earn taxable income from the sale of certain securities purchased at a market discount.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; deferred expenses; and amortization of discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of August 31, 2005, the cost of investment securities for federal income tax purposes was $965,484,000.

During the year ended August 31, 2005, the fund reclassified $1,000 to undistributed net realized gains and $92,000 to capital paid in on shares of beneficial interest from undistributed net investment income to align financial reporting with tax reporting.


As of August 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income                                      $1,076
Undistributed long-term capital gains                                       271
Gross unrealized appreciation on investment securities                   45,708
Gross unrealized depreciation on investment securities                     (450)
Net unrealized appreciation on investment securities                     45,258


During the year ended August 31, 2005, the fund realized, on a tax basis, a net capital gain of $291,000.

The tax character of distributions paid or accrued to shareholders were as follows (dollars in thousands):



                                                                 Year ended August 31, 2005

                               Distributions from               Distributions from long-term                Total distributions
                               tax-exempt income                        capital gains                         paid or accrued
Share class
Class A                           $ 28,396                                    $ 628                                 $ 29,024
Class B                                770                                       22                                      792
Class C                              1,938                                       53                                    1,991
Class F                                991                                       19                                    1,010
Class R-5                              963                                       16                                      979
Total                             $ 33,058                                    $ 738                                 $ 33,796


                                                                 Year ended August 31, 2004

                               Distributions from               Distributions from long-term                Total distributions
                               tax-exempt income                        capital gains                         paid or accrued
Share class
Class A                           $ 24,597                                      $ -                                 $ 24,597
Class B                                759                                        -                                      759
Class C                              1,481                                        -                                    1,481
Class F                                495                                        -                                      495
Class R-5                              576                                        -                                      576
Total                             $ 27,908                                      $ -                                 $ 27,908



3. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.18% on such assets in excess of $1 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $3,333,333 of the fund's monthly gross income and 2.50% on such income in excess of $3,333,333. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended August 31, 2005, total investment advisory services fees waived by CRMC were $218,000. As a result, the fee shown on the accompanying financial statements of $2,988,000, which was equivalent to an annualized rate of 0.355%, was reduced to $2,770,000, or 0.329% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Trustees has limited the amounts that may be paid less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to selling dealers to compensate them for their selling activities.

         For Class A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2005, unreimbursed expenses subject to reimbursement totaled $458,000 for Class A.


         SHARE CLASS          CURRENTLY APPROVED LIMITS           PLAN LIMITS

         Class A                         0.25%                        0.25%
         Class B                         1.00                         1.00
         Class C                         1.00                         1.00
         Class F                         0.25                         0.50


         TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

         Expenses under the agreements described above for the year ended August 31, 2005, were as follows (dollars in thousands):

           SHARE CLASS        DISTRIBUTION        TRANSFER AGENT              ADMINISTRATIVE SERVICES
                                SERVICES             SERVICES

                                                                              CRMC              TRANSFER AGENT
                                                                         ADMINISTRATIVE            SERVICES
                                                                            SERVICES

             Class A             $1,770                $125              Not applicable         Not applicable

             Class B               234                   6               Not applicable         Not applicable

             Class C               616               Included                 $82                     $4
                                                        in
                                                  administrative
                                                     services

             Class F                64               Included                  34                      3
                                                        in
                                                  administrative
                                                     services


            Class R-5        Not applicable          Included                  23                      1
                                                        in
                                                  administrative
                                                     services


              Total              $2,684                $131                   $139                    $8


DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation of $44,000, shown on the accompanying financial statements, includes $32,000 in current fees (either paid in cash or deferred) and a net increase of $12,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):



SHARE CLASS                                 SALES(1)        REINVESTMENTS OF DIVIDENDS       REPURCHASES(1)         NET INCREASE
                                                                AND DISTRIBUTIONS                                    (DECREASE)

                                       Amount     Shares        Amount    Shares           Amount    Shares       Amount     Shares
Year ended August 31, 2005
Class A                              $271,146     16,190        $ 20,143   1,203        $ (85,495)  (5,112)     $ 205,794   12,281
Class B                                 3,051        182             527      31           (3,784)    (226)          (206)     (13)
Class C                                34,113      2,038           1,408      84           (8,045)    (481)        27,476    1,641
Class F                                31,519      1,882             757      45           (7,002)    (419)        25,274    1,508
Class R-5                              23,774      1,422             291      18           (2,479)    (148)        21,586    1,292
Total net increase
   (decrease)                        $363,603     21,714        $ 23,126   1,381       $ (106,805)  (6,386)     $ 279,924   16,709

Year ended August 31, 2004
Class A                              $153,533      9,273        $ 16,910   1,021       $ (117,049)  (7,090)      $ 53,394    3,204
Class B                                 4,722        285             531      32           (2,976)    (179)         2,277      138
Class C                                20,783      1,252           1,072      65          (11,814)    (715)        10,041      602
Class F                                11,483        693             377      23           (5,358)    (325)         6,502      391
Class R-5                               3,157        191              66       4           (1,388)     (83)         1,835      112
Total net increase
   (decrease)                        $193,678     11,694        $ 18,956   1,145       $ (138,585)  (8,392)      $ 74,049    4,447

(1) Includes exchanges between share classes of the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $359,633,000 and $90,016,000, respectively, during the year ended August 31, 2005.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2005, the custodian fee of $6,000, shown on the accompanying financial statements, includes $2,000 that was offset by this reduction, rather than paid in cash.




FINANCIAL HIGHLIGHTS (1)

                                                                                   Income from investment operations(2)
                                                                                                      Net
                                                         Net asset                               gains (losses)
                                                           value,                 Net             on securities         Total from
                                                         beginning            investment         (both realized         investment
                                                         of period              income           and unrealized)        operations
Class A:
 Year ended 8/31/2005                                      $16.66                $.67                 $.24                 $.91
 Year ended 8/31/2004                                       16.20                 .69                  .46                 1.15
 Year ended 8/31/2003                                       16.54                 .69                 (.34)                .35
 Year ended 8/31/2002                                       16.56                 .70                  .04                 .74
 Year ended 8/31/2001                                       16.00                 .74                  .63                 1.37
Class B:
 Year ended 8/31/2005                                       16.66                 .55                  .24                 .79
 Year ended 8/31/2004                                       16.20                 .57                  .46                 1.03
 Year ended 8/31/2003                                       16.54                 .57                 (.34)                .23
 Year ended 8/31/2002                                       16.56                 .58                  .04                 .62
 Year ended 8/31/2001                                       16.00                 .62                  .63                 1.25
Class C:
 Year ended 8/31/2005                                       16.66                 .53                  .24                 .77
 Year ended 8/31/2004                                       16.20                 .55                  .46                 1.01
 Year ended 8/31/2003                                       16.54                 .55                 (.34)                .21
 Year ended 8/31/2002                                       16.56                 .56                  .04                 .60
 Period from 3/19/2001 to 8/31/2001                         16.27                 .25                  .29                 .54
Class F:
 Year ended 8/31/2005                                       16.66                 .65                  .24                 .89
 Year ended 8/31/2004                                       16.20                 .67                  .46                 1.13
 Year ended 8/31/2003                                       16.54                 .67                 (.34)                .33
 Year ended 8/31/2002                                       16.56                 .67                  .04                 .71
 Period from 3/20/2001 to 8/31/2001                         16.27                 .29                  .29                 .58
Class R-5:
 Year ended 8/31/2005                                       16.66                 .70                  .24                 .94
 Year ended 8/31/2004                                       16.20                 .72                  .46                 1.18
 Year ended 8/31/2003                                       16.54                 .72                 (.34)                .38
 Period from 7/15/2002 to 8/31/2002                         16.39                 .09                  .15                 .24


                                                           Dividends and distributions

                                                                    Dividends
                                                                    (from net                 Distributions              Total
                                                                    investment                (from capital          dividends and
                                                                     income)                     gains)              distributions
Class A:
 Year ended 8/31/2005                                                $(.67)                      $(.02)                 $(.69)
 Year ended 8/31/2004                                                 (.69)                         -                    (.69)
 Year ended 8/31/2003                                                 (.69)                         -                    (.69)
 Year ended 8/31/2002                                                 (.70)                       (.06)                  (.76)
 Year ended 8/31/2001                                                 (.76)                       (.05)                  (.81)
Class B:
 Year ended 8/31/2005                                                 (.55)                       (.02)                  (.57)
 Year ended 8/31/2004                                                 (.57)                         -                    (.57)
 Year ended 8/31/2003                                                 (.57)                         -                    (.57)
 Year ended 8/31/2002                                                 (.58)                       (.06)                  (.64)
 Year ended 8/31/2001                                                 (.64)                       (.05)                  (.69)
Class C:
 Year ended 8/31/2005                                                 (.53)                       (.02)                  (.55)
 Year ended 8/31/2004                                                 (.55)                         -                    (.55)
 Year ended 8/31/2003                                                 (.55)                         -                    (.55)
 Year ended 8/31/2002                                                 (.56)                       (.06)                  (.62)
 Period from 3/19/2001 to 8/31/2001                                   (.25)                         -                    (.25)
Class F:
 Year ended 8/31/2005                                                 (.65)                       (.02)                  (.67)
 Year ended 8/31/2004                                                 (.67)                         -                    (.67)
 Year ended 8/31/2003                                                 (.67)                         -                    (.67)
 Year ended 8/31/2002                                                 (.67)                       (.06)                  (.73)
 Period from 3/20/2001 to 8/31/2001                                   (.29)                         -                    (.29)
Class R-5:
 Year ended 8/31/2005                                                 (.70)                       (.02)                  (.72)
 Year ended 8/31/2004                                                 (.72)                         -                    (.72)
 Year ended 8/31/2003                                                 (.72)                         -                    (.72)
 Period from 7/15/2002 to 8/31/2002                                   (.09)                         -                    (.09)


                                                                   Net asset                                        Net assets,
                                                                   value, end                     Total              end of period
                                                                   of period                    return(3)            (in millions)
Class A:
 Year ended 8/31/2005                                               $16.88                        5.57%                  $838
 Year ended 8/31/2004                                                16.66                        7.22                    622
 Year ended 8/31/2003                                                16.20                        2.12                    553
 Year ended 8/31/2002                                                16.54                        4.66                    542
 Year ended 8/31/2001                                                16.56                        8.83                    470
Class B:
 Year ended 8/31/2005                                                16.88                        4.79                     23
 Year ended 8/31/2004                                                16.66                        6.45                     24
 Year ended 8/31/2003                                                16.20                        1.36                     21
 Year ended 8/31/2002                                                16.54                        3.88                     14
 Year ended 8/31/2001                                                16.56                        8.04                     4
Class C:
 Year ended 8/31/2005                                                16.88                        4.67                     78
 Year ended 8/31/2004                                                16.66                        6.30                     49
 Year ended 8/31/2003                                                16.20                        1.22                     38
 Year ended 8/31/2002                                                16.54                        3.73                     21
 Period from 3/19/2001 to 8/31/2001                                  16.56                        3.34                     3
Class F:
 Year ended 8/31/2005                                                16.88                        5.44                     42
 Year ended 8/31/2004                                                16.66                        7.07                     16
 Year ended 8/31/2003                                                16.20                        1.97                     10
 Year ended 8/31/2002                                                16.54                        4.47                     7
 Period from 3/20/2001 to 8/31/2001                                  16.56                        3.65                     1
Class R-5:
 Year ended 8/31/2005                                                16.88                        5.74                     36
 Year ended 8/31/2004                                                16.66                        7.40                     15
 Year ended 8/31/2003                                                16.20                        2.29                     12
 Period from 7/15/2002 to 8/31/2002                                  16.54                        1.47                     25


                                                                Ratio of expenses           Ratio of expenses
                                                                    to average                  to average              Ratio of
                                                                    net assets                  net assets             net income
                                                                      before                      after                to average
                                                                     waivers                    waivers(4)             net assets
Class A:
 Year ended 8/31/2005                                                  .65%                        .62%                  4.02%
 Year ended 8/31/2004                                                  .70                         .70                   4.21
 Year ended 8/31/2003                                                  .68                         .68                   4.19
 Year ended 8/31/2002                                                  .68                         .68                   4.34
 Year ended 8/31/2001                                                  .69                         .69                   4.62
Class B:
 Year ended 8/31/2005                                                 1.40                        1.38                   3.28
 Year ended 8/31/2004                                                 1.45                        1.45                   3.46
 Year ended 8/31/2003                                                 1.43                        1.43                   3.32
 Year ended 8/31/2002                                                 1.42                        1.42                   3.53
 Year ended 8/31/2001                                                 1.43                        1.43                   3.80
Class C:
 Year ended 8/31/2005                                                 1.52                        1.49                   3.14
 Year ended 8/31/2004                                                 1.58                        1.58                   3.31
 Year ended 8/31/2003                                                 1.56                        1.56                   3.27
 Year ended 8/31/2002                                                 1.55                        1.55                   3.37
 Period from 3/19/2001 to 8/31/2001                                    .73                         .73                   1.55
Class F:
 Year ended 8/31/2005                                                  .77                         .74                   3.86
 Year ended 8/31/2004                                                  .83                         .83                   4.04
 Year ended 8/31/2003                                                  .82                         .82                   4.03
 Year ended 8/31/2002                                                  .83                         .83                   4.14
 Period from 3/20/2001 to 8/31/2001                                    .42                         .42                   1.86
Class R-5:
 Year ended 8/31/2005                                                  .48                         .45                   4.19
 Year ended 8/31/2004                                                  .53                         .53                   4.38
 Year ended 8/31/2003                                                  .51                         .51                   4.37
 Period from 7/15/2002 to 8/31/2002                                    .06                         .06                    .55



                                                                          Year ended August 31

                                                        2005         2004           2003         2002         2001
Portfolio turnover rate for all classes of shares        11%          8%            16%          11%          27%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

(2)  Based on average shares outstanding.

(3) Total returns exclude all sales charges, including contingent deferred sales charges.

(4) The ratios in this column reflect the impact, if any, of certain waivers from CRMC. During the year ended 8/31/2005, CRMC reduced fees for investment advisory services for all share classes.


See Notes to Financial Statements




REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE AMERICAN FUNDS TAX-EXEMPT SERIES II - THE TAX-EXEMPT FUND OF CALIFORNIA:

We have audited the accompanying statement of assets and liabilities of The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California (the "Fund"), including the summary investment portfolio, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Costa Mesa, California
October 7, 2005




TAX INFORMATION                                                        UNAUDITED

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending August 31, 2005.

During the fiscal year ended, the fund paid a long-term capital gain distribution of $738,000.

INDIVIDUAL SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2006 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2005 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.




Other share class results                                             unaudited

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Class B, Class C and Class F
Average annual total returns for periods ended September 30, 2005 (the most recent calendar quarter):

                                                                                        1 year           5 years       Life of class

Class B shares -- first sold 3/15/00 Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold
        within six years of purchase                                                    -1.46%           +4.52%           +5.22%
        Not reflecting CDSC                                                             +3.54%           +4.85%           +5.36%

Class C shares -- first sold 3/19/01 Reflecting CDSC, maximum of 1%, payable
        only if shares are sold within one year of purchase                             +2.42%              --            +4.08%
        Not reflecting CDSC                                                             +3.42%              --            +4.08%

Class F shares* -- first sold 3/20/01 Not reflecting annual asset-based fee
        charged by sponsoring firm                                                      +4.18%              --            +4.84%

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect these waivers, without which they would have been lower. Please see the Financial Highlights table on page 17 for details.

* These shares are sold without any initial or contingent deferred sales charge.

There are several ways to invest in The Tax-Exempt Fund of California. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.76 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.87 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.12 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.




EXPENSE EXAMPLE                                                       UNAUDITED

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2005, through August 31, 2005).

ACTUAL EXPENSES:
The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                Beginning        Ending         Expenses       Annualized
                                                 account         account       paid during    expense ratio
                                                  value           value         period(1)
                                                3/1/2005       8/31/2005


Class A -- actual return                        $1,000.00        $1,030.54         $3.07            .60%
Class A -- assumed 5% return                     1,000.00         1,022.18          3.06            .60

Class B -- actual return                         1,000.00         1,026.74          6.95           1.36
Class B -- assumed 5% return                     1,000.00         1,018.35          6.92           1.36

Class C -- actual return                         1,000.00         1,026.19          7.46           1.46
Class C -- assumed 5% return                     1,000.00         1,017.85          7.43           1.46

Class F -- actual return                         1,000.00         1,029.95          3.63            .71
Class F -- assumed 5% return                     1,000.00         1,021.63          3.62            .71

Class R-5 -- actual return                       1,000.00         1,031.40          2.25            .44
Class R-5 -- assumed 5% return                   1,000.00         1,022.99          2.24            .44



(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).




APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AND SERVICE AGREEMENT

The fund's Board members have approved the renewal of the fund's Investment Advisory and Service Agreement (the "agreement") with Capital Research and Management Company ("CRMC") for an additional one-year term through May 31, 2006. The renewal of the agreement was approved by the Board following the recommendation of the fund's Contracts Committee (the "committee"), which comprises all of the fund's independent Board members. The information, material facts and conclusions that formed the basis for the committee's recommendation and the Board's subsequent approval are described below.

1. INFORMATION RECEIVED

Materials reviewed -- During the course of each year, the independent Board members receive a wide variety of materials relating to the services provided by CRMC, including reports on the fund's investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund's investment results, advisory fee and expense comparisons (including comparisons to advisory fees charged by an affiliate of CRMC to institutional clients), financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process -- The committee received assistance and advice regarding legal and industry standards from independent counsel to the independent Board members. The committee discussed the renewal of the agreement with CRMC representatives and in a private session with independent legal counsel at which no representatives of CRMC were present. In deciding to recommend the renewal of the agreement, the committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the committee.

2. NATURE, EXTENT AND QUALITY OF SERVICES

CRMC, its personnel and its resources -- The Board and the committee considered the depth and quality of CRMC's investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered CRMC's commitment to investing in information technology supporting investment management and compliance. They further considered CRMC's continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Other services -- The Board and the committee considered CRMC's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Board members informed; and its attention to matters that may involve conflicts of interest with the fund. The Board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

The Board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and will continue to benefit the fund and its shareholders.

3. INVESTMENT RESULTS

The Board and committee considered the investment results of the fund in light of its objective of providing a high level of current income exempt from regular federal and California income taxes. They compared the fund's total returns with the total returns of the Lipper California Municipal Debt Funds Index (the Lipper category that includes the fund), the averages of the funds included in the Index each year, and the averages of a group of selected large funds in the Lipper California Municipal Debt Funds category (the "selected large funds"). The Board and the committee noted that for the one-, three-, five- and 10-year periods ended December 31, 2004, the fund's investment results were above or near the Lipper Index, the averages of the funds included in the Lipper Index and the averages of the selected large funds. The Board and the committee concluded that CRMC's record in managing the fund indicates that its continued management will benefit the fund and its shareholders.

4. ADVISORY FEES AND TOTAL EXPENSES

The Board and the committee compared the advisory fees and total expenses of the fund (each as a percentage of average net assets) with the median fee and expense levels of all other funds in the Lipper California Municipal Debt Funds Index and of the selected large funds. The Board and the committee observed that the fund's advisory fees were well below the median for all such other funds for the entire 10-year period ended December 31, 2004, its total expenses were at or below the median for all other funds in the Lipper category for the past seven years, and its total expenses were below the median for the selected large funds for the one-year period ended on that date. The Board and the committee also noted the complexwide 5% voluntary advisory fee waiver that CRMC put into effect during 2004, and the additional 5% advisory fee waiver it proposed to implement during the forthcoming year. The Board and the committee concluded that the relatively low level of the fees charged by CRMC will benefit the fund and its shareholders.

The Board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than those paid by American Funds, the differences appropriately reflected CRMC's significantly greater responsibilities with respect to American Funds and the more comprehensive regulatory regime applicable to mutual funds.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board and the committee reviewed information regarding CRMC's costs of providing services to American Funds, as well as the resulting level of profits to CRMC, noting that those results were comparable to the reported results of several large, publicly held investment management companies. The committee also received information during the past year regarding the structure and manner in which CRMC's investment professionals were compensated and CRMC's view of the relationship of such compensation to the attraction and retention of quality personnel. The Board and the committee considered CRMC's willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoints in the fund's advisory fee structure provide for reductions in the level of fees charged by CRMC to the fund as fund assets and gross income increase, reflecting economies of scale in the cost of operations that are shared with fund shareholders. The Board and the committee concluded that the fund's cost structure was reasonable and that CRMC was sharing economies of scale with the fund and its shareholders, to their benefit.

6. ANCILLARY BENEFITS

The Board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC's relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC's affiliated transfer agent; sales charges and distribution fees received and retained by the fund's principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC's institutional management affiliate. The Board and the committee reviewed CRMC's portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund's shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that the renewal of the agreement was in the best interests of the fund and its shareholders.


BOARD OF TRUSTEES

"Non-interested" Trustees

                                             Year first
                                               elected
                                              a Trustee
Name and age                               of the fund(1)     Principal occupation(s) during past five years

Ambassador                                      1999          Corporate director and author; former U.S.
Richard G. Capen, Jr., 71                                     Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.
                                                              (communications company); former Chairman and Publisher, The Miami
                                                              Herald

H. Frederick Christie, 72                       1986          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California
                                                              Edison Company)

Diane C. Creel, 56                              1994          Chairman of the Board and CEO, Ecovation, Inc. (organic waste management)

Martin Fenton, 70                               1989          Chairman of the Board and CEO, Senior Resource
Chairman of the Board                                         Group LLC (development and management of senior
(Independent and                                              living communities)
Non-Executive)

Leonard R. Fuller, 59                           1994          President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 59                             2005          President, Dumbarton Group LLC (consulting); former Executive Vice
                                                              President -- Policy and Oversight, NASD

Richard G. Newman, 70                           1991          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional technical services)

Frank M. Sanchez, 62                            1999          Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                              (McDonald's licensee)

"Non-interested" Trustees

                                              Number of
                                             portfolios
                                           in fund complex(2)
                                             overseen by
Name and age                                   Trustee        Other directorships(3) held by Trustee

Ambassador                                       14           Carnival Corporation
Richard G. Capen, Jr., 71

H. Frederick Christie, 72                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Diane C. Creel, 56                               12           Allegheny Technologies; BF Goodrich; Foster Wheeler Ltd.; Teledyne
                                                              Technologies

Martin Fenton, 70                                16           None
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 59                            14           None

R. Clark Hooper, 59                              13           None

Richard G. Newman, 70                            13           Sempra Energy; Southwest Water Company

Frank M. Sanchez, 62                             12           None


"Interested" Trustees(4)

                                             Year first
                                             elected a
                                             Trustee or       Principal occupation(s) during past five years
Name, age and                                  officer        and positions held with affiliated entities or the
position with fund                         of the fund(1)     principal underwriter of the fund

Paul G. Haaga, Jr., 56                          1986          Executive Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.(5)

Abner D. Goldstine, 75                          1986          Senior Vice President and Director, Capital Research
President                                                     and Management Company

Don R. Conlan, 69                               1996          President (retired), The Capital Group Companies, Inc.(5)

"Interested" Trustees(4)

                                              Number of
                                             portfolios
                                              in fund
                                             complex(2)
Name, age and                                overseen by
position with fund                             Trustee        Other directorships(3) held by Trustee

Paul G. Haaga, Jr., 56                           16           None
Vice Chairman of the Board

Abner D. Goldstine, 75                           12           None
President

Don R. Conlan, 69                                 5           None


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.

(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.

(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.

(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

(5)  Company affiliated with Capital Research and Management Company.


OTHER OFFICERS

                                             YEAR FIRST
                                             ELECTED AN       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                  OFFICER        AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                         OF THE FUND(1)     PRINCIPAL UNDERWRITER OF THE FUND

Neil L. Langberg, 52                            1986          Vice President -- Investment Management Group,
Senior Vice President                                         Capital Research and Management Company

Edward B. Nahmias, 53                           2001          Executive Vice President and Director, Capital
Vice President                                                Research Company(2)

Kristine M. Nishiyama, 35                       2003          Vice President and Counsel -- Fund Business
Vice President                                                Management Group, Capital Research and Management Company; Vice
                                                              President and Counsel -- Capital Bank and Trust Company(2)

Julie F. Williams, 57                           1986          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Sharon G. Moseley, 37                           2003          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 41                         1994          Assistant Vice President -- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Susi M. Silverman, 35                           2001          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.

(2)  Company affiliated with Capital Research and Management Company.


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"American Funds Proxy Voting Guidelines" -- which describes how we vote proxies relating to portfolio securities -- is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete August 31, 2005, portfolio of The Tax-Exempt Fund of California's investments is available free of charge on the SEC website or upon request by calling AFS.

The Tax-Exempt Fund of California files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This form is available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of The Tax-Exempt Fund of California, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - AMERICAN FUNDS(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

O  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

O  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World FundSM
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income FundSM
   Fundamental InvestorsSM
   The Investment Company of America(R)
   Washington Mutual Investors FundSM

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities FundSM

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
>  The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-920-1005P

Litho in USA RCG/PNL/8069-S4889



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Martin Fenton, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

     Registrant:
          a) Audit Fees:
               2004             $42,000
               2005             $47,000
          b) Audit- Related Fees:
               2004              $6,000
               2005                none
               The audit-related fees consist of assurance and related services relating to the examination of the Registrant's investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.
          c) Tax Fees:
               2004              $6,000
               2005              $6,000
               The tax fees consist of professional services relating to the preparation of the Registrant's tax returns.
          d) All Other Fees:
               2004                none
               2005                none

     Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
          a) Not Applicable
          b) Audit- Related Fees:
               2004             $259,000
               2005             $428,000
               The audit-related fees consist of assurance and related services relating to the examination of the Registrant's transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.
          c) Tax Fees:
               2004                 none
               2005                 none
          d) All Other Fees:
               2004             none
               2005             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $776,000 for fiscal year 2004 and $1,178,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.



ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.


ITEM 6 - Schedule of Investments

[logo - AMERICAN FUNDS (R)]


THE TAX-EXEMPT FUND OF CALIFORNIA(R)
INVESTMENT PORTFOLIO


August 31, 2005

                                                                                                   Principal amount     Market value
Bonds & notes -- 95.07%                                                                                       (000)            (000)

CALIFORNIA -- 90.63%
State issuers -- 31.46%
CSUCI Fncg. Auth., Rev. Bonds (Rental Housing and Town Center), Series 2004-A, 2.50% 2044 (put 2007)       $  1,250         $  1,237
CSUCI Fncg. Auth., Rental Housing Rev. Bonds, Series 2001, 3.15% 2031 (put 2008)                              1,000              999
Econ. Recovery Bonds, Series 2004-A, 5.25% 2012                                                               5,000            5,568
Econ. Recovery Bonds, Series 2004-A, 5.25% 2013                                                               1,975            2,215
Econ. Recovery Bonds, Series 2004-A, 5.00% 2015                                                               5,000            5,519
Econ. Recovery Bonds, Series 2004-A, 5.00% 2016                                                               2,000            2,159
Econ. Recovery Bonds, Series 2004-B-4, 5.00% 2023 (put 2008)                                                  1,000            1,052
Educational Facs. Auth., Rev. Bonds (Mills College), Series 2005-A, 5.00% 2025                                2,500            2,611
Educational Facs. Auth., Rev. Bonds (Mills College), Series 2005-B, 5.00% 2020                                1,400            1,514
Educational Facs. Auth., Rev. Bonds (Pitzer College), Series 2005-A, 5.00% 2025                               1,000            1,043
Educational Facs. Auth., Rev. Bonds (University of Redlands), Series 2005-A, 5.00% 2020                       2,650            2,817
Educational Facs. Auth., Rev. Bonds (University of Redlands), Series 2005-A, 5.00% 2031                       2,000            2,075
Educational Facs. Auth., Rev. Bonds (University of Redlands), Series 2005-A, 5.00% 2035                       2,000            2,070
Educational Facs. Auth., Rev. Bonds (University of San Francisco), Series 1996, MBIA insured, 5.70% 2011      1,190            1,351
Educational Facs. Auth., Rev. Bonds (University of Southern California), Series 2005, 5.00% 2015              1,000            1,119
Educational Facs. Auth., Rev. Bonds (University of Southern California), Series 2005, 4.75% 2028              2,000            2,085
Educational Facs. Auth., Rev. Ref. Bonds (Stanford University), Series R, 5.00% 2021                          1,000            1,077
G.O. Bonds, XLCA-ICR insured, 5.00% 2014                                                                      2,000            2,154
G.O. Bonds 5.00% 2013                                                                                         5,000            5,475
G.O. Bonds 5.00% 2015                                                                                         2,000            2,208
G.O. Bonds 5.25% 2015                                                                                         2,000            2,211
G.O. Bonds 5.25% 2016                                                                                         1,000            1,099
G.O. Bonds 5.00% 2017                                                                                           200              212
G.O. Bonds 5.00% 2017 (preref. 2010)                                                                            800              874
G.O. Bonds 5.00% 2023                                                                                         1,300            1,377
Various Purpose G.O. Bonds 5.25% 2014                                                                         2,350            2,614
Various Purpose G.O. Bonds, RADIAN insured, 5.25% 2019                                                        5,020            5,558
Veterans G.O. Bonds, Series BG, 4.95% 2010                                                                    1,175            1,238
Veterans G.O. Bonds, Series CB, AMT, 4.75% 2018                                                               6,510            6,728
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-backed Bonds,
     Series 2003-B, 5.00% 2011                                                                                1,000            1,091
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-backed Bonds,
     Series 2003-B, 5.00% 2012                                                                                1,500            1,645
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-backed Bonds,
     Series 2003-B, AMBAC insured, 5.00% 2038 (preref. 2013)                                                 10,000           11,023
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-backed Bonds,
     Series 2003-B, AMBAC insured, 5.00% 2043 (preref. 2013)                                                  2,500            2,756
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-backed Bonds,
     Series 2003-B, FGIC insured, 5.50% 2033 (preref. 2013)                                                   7,000            7,952
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-backed Bonds,
     Series 2005-A, AMBAC insured, 5.00% 2014                                                                 6,500            7,176
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
        Series 2003-A1, 6.25% 2033                                                                           12,165           13,590
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
        Series 2003-A1, 6.75% 2039                                                                            3,000            3,462
Health Facs. Fncg. Auth., Rev. Bonds (Adventist Health System/West), Series 2003-A, 5.00% 2017                1,000            1,052
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 1998-A, 5.00% 2006                      630              639
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 1998-A, 5.00% 2006
        (escrowed to maturity)                                                                                  870              886
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 1998-A, 5.00% 2007                      425              438
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 1998-A, 5.00% 2007
        (escrowed to maturity)                                                                                  575              597
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 1998-A, 5.25% 2008                      740              777
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 1998-A, 5.25% 2008
        (escrowed to maturity)                                                                                1,010            1,073
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-I, 4.95% 2026 (put 2014)         2,000            2,127
Health Facs. Fncg. Auth., Rev. Ref. Bonds (Cedars-Sinai Medical Center), Series 2005, 5.00% 2015              2,300            2,489
Health Facs. Fncg. Auth., Rev. Ref. Bonds (Cedars-Sinai Medical Center), Series 2005, 5.00% 2027              2,000            2,085
Health Facs. Fncg. Auth., Rev. Bonds (Downey Community Hospital), Series 1993, 5.625% 2008                    1,540            1,546
Health Facs. Fncg. Auth., Rev. Bonds (Downey Community Hospital), Series 1993, 5.75% 2015                     1,095            1,095
Health Facs. Fncg. Auth., Rev. Bonds (Kaiser Permanente), Series 1998-B, 5.25% 2013                           2,000            2,146
Health Facs. Fncg. Auth., Rev. Bonds (Little Co. of Mary Health Services), Series 1998,
        AMBAC insured, 5.00% 2010                                                                             2,170            2,325
Health Facs. Fncg. Auth., Rev. Bonds (Little Co. of Mary Health Services), Series 1998,
        AMBAC insured, 5.00% 2013                                                                             1,125            1,205
Health Facs. Fncg. Auth., Rev. Bonds (Stanford Hospital and Clinics), Series 2003-A, 5.00% 2011               1,460            1,579
Health Facs. Fncg. Auth., Rev. Bonds (Stanford Hospital and Clinics), Series 2003-A, 5.00% 2017               3,680            3,928
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1995-B-2, AMT, AMBAC insured, 5.70% 2007               280              285
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1997-B-3, Class III, AMT, MBIA insured, 5.10% 2012     195              197
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 1997-C-1, Class III, MBIA insured, 5.05% 2011     380              382
Infrastructure and Econ. Dev. Bank, Bay Area Toll Bridges Seismic Retrofit First Lien Rev. Bonds,
     Series 2003-A, FSA insured, 5.25% 2014                                                                   1,500            1,679
Infrastructure and Econ. Dev. Bank, Clean Water State Revolving Fund Rev. Bonds, Series 2002, 5.00% 2012      1,000            1,107
Infrastructure and Econ. Dev. Bank, Clean Water State Revolving Fund Rev. Bonds, Series 2002, 5.00% 2014      2,200            2,424
Infrastructure and Econ. Dev. Bank, Clean Water State Revolving Fund Rev. Bonds, Series 2002, 5.00% 2015      2,000            2,191
Infrastructure and Econ. Dev. Bank, Clean Water State Revolving Fund Rev. Bonds, Series 2002, 5.00% 2016      5,000            5,452
Pollution Control Fncg. Auth., Pollution Control Ref. Rev. Bonds (San Diego Gas and Electric Company),
     1996 Series A, 5.90% 2014                                                                                2,075            2,393
Pollution Control Fncg. Auth., Rev. Ref. Bonds (Pacific Gas and Electric Co.),
     Series 1996-A, AMT, MBIA insured, 5.35% 2016                                                             8,000            8,722
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Browning-Ferris Industries
        of California, Inc. Project), BFI Corp. Guarantee, Series 1996-A, AMT, 5.80% 2016                     5,000            4,941
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
     Series 2001-A, AMT, 5.125% 2031 (put 2014)                                                               2,000            2,119
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
     Series 2002-B, AMT, 5.00% 2027                                                                           1,000            1,018
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
     Series 2005-A, AMT, 4.70% 2025 (put 2012)                                                                3,000            3,081
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project),
     Series 1998-A, AMT, 5.10% 2018 (put 2008)                                                                4,000            4,136
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project),
     Series 1998-B, 5.00% 2018 (put 2008)                                                                     1,200            1,241
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Imperial County),
        Series 1991-A, 6.50% 2017                                                                             1,000            1,189
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern County at Delano II),
     Series 2003-C, 5.50% 2013                                                                                1,000            1,125
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern County at Delano II),
     Series 2003-C, 5.50% 2022                                                                                1,000            1,109
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison-Lassen County, Susanville),
     Series 1993-D, FSA insured, 5.25% 2015                                                                   3,000            3,368
Public Works Board, Lease Rev. Bonds (Dept. of General Services, Butterfield State Office Complex),
     Series 2005-A, 5.00% 2015                                                                                1,000            1,094
Public Works Board, Lease Rev. Bonds (Dept. of General Services, Butterfield State Office Complex),
     Series 2005-A, 5.00% 2016                                                                                2,735            2,975
Public Works Board, Lease Rev. Bonds (Dept. of General Services, Butterfield State Office Complex),
     Series 2005-A, 5.00% 2017                                                                                1,000            1,083
Public Works Board, Lease Rev. Bonds (Dept. of General Services, Butterfield State Office Complex),
     Series 2005-A, 5.00% 2021                                                                                2,000            2,145
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State Hospital),
        Series 2004-A, 5.00% 2010                                                                             1,000            1,072
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State Hospital),
        Series 2004-A, 5.25% 2013                                                                             1,000            1,109
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State Hospital),
        Series 2004-A, 5.50% 2016                                                                             2,000            2,245
Public Works Board, Lease Rev. Bonds (Regents of the University of California, Various
        University of California Projects), Series 2004-F, 5.00% 2016                                         2,500            2,727
Public Works Board, Lease Rev. Bonds (Regents of the University of California, Various
        University of California Projects), Series 2004-F, 5.00% 2020                                         1,500            1,615
Public Works Board, Lease Rev. Ref. Bonds (Dept. of Corrections, State Prison-Lassen
        County, Susanville), Series 2004-E, XLCA insured, 5.00% 2015                                          2,500            2,736
Public Works Board, Lease Rev. Ref. Bonds (Dept. of Corrections, State Prison-Monterey County),
     Series 1998-C, 5.25% 2007                                                                                2,000            2,085
Public Works Board, Lease Rev. Ref. Bonds (Dept. of Corrections, Various State Prisons),
     Series 1993-A, AMBAC insured, 5.25% 2013                                                                 1,000            1,125
Rural Home Mortgage Fin. Auth., Single-family Mortgage Rev. Bonds (Mortgage-backed Securities Program),
     Series 1996-A, AMT, 7.75% 2027                                                                              25               25
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP),
     Series 1998-A1, AMT, 5.05% 2025 (put 2008)                                                               5,300            5,461
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP),
     Series 1998-A3, 5.10% 2025 (put 2010)                                                                    6,000            6,261
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP),
     Series 1998-A4, 5.25% 2025 (put 2013)                                                                    1,500            1,561
Statewide Communities Dev. Auth., Certs. of Part. (Catholic Healthcare West), Series 1999-A, 6.50% 2020       5,345            6,003
Statewide Communities Dev. Auth., Certs. of Part. (Citrus Valley Health Partners, Inc.),
        MBIA insured, 5.50% 2011                                                                              1,000            1,112
Statewide Communities Dev. Auth., Certs. of Part. (Internext Group), 5.375% 2017                              6,375            6,569
Statewide Communities Dev. Auth., Health Fac. Rev. Bonds (Community Hospital of the Monterey Peninsula),
     Series 2003-B, FSA insured, 5.25% 2018                                                                   2,500            2,733
Statewide Communities Dev. Auth., Health Fac. Rev. Bonds (Community Hospital of the Monterey Peninsula),
     Series 2003-B, FSA insured, 5.25% 2023                                                                     500              542
Statewide Communities Dev. Auth., Health Fac. Rev. Bonds (Memorial Health Services),
        Series 2003-A, 6.00% 2014                                                                             2,000            2,272
Statewide Communities Dev. Auth., Health Fac. Rev. Bonds (Memorial Health Services),
        Series 2003-A, 6.00% 2016                                                                             2,000            2,284
Statewide Communities Dev. Auth., Health Fac. Rev. Bonds (Memorial Health Services),
        Series 2003-A, 6.00% 2023                                                                             3,000            3,375
Statewide Communities Dev. Auth., Hospital Rev. Certs. of  Part. (Cedars-Sinai Medical Center),
        Series 1992, 6.50% 2012                                                                               4,990            5,508
Statewide Communities Dev. Auth., Insured Health Fac. Rev. Bonds (Los Angeles Jewish Home for the Aging),
     Series 2003, 5.00% 2011                                                                                  1,000            1,075
Statewide Communities Dev. Auth., Insured Health Fac. Rev. Bonds (Los Angeles Jewish Home for the Aging),
     Series 2003, 5.25% 2023                                                                                  2,000            2,148
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds (Equity Residential/Ashton
        Apartments), Issue 1999-C, 5.20% 2029 (put 2009)                                                      1,000            1,056
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds
     (Equity Residential/Parkview Terrace Club Apartments), Issue 1999-B, 5.20% 2029 (put 2009)               3,100            3,273
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds (Equity Residential/Skylark
        Apartments), Issue 1999-D, 5.20% 2029 (put 2009)                                                      1,440            1,521
Statewide Communities Dev. Auth., Rev. Bonds (Daughters of Charity Health System), Series 2005-A, 5.00% 2039  1,100            1,125
Statewide Communities Dev. Auth., Rev. Bonds (Daughters of Charity Health System), Series 2005-G, 5.25% 2012  2,400            2,599
Statewide Communities Dev. Auth., Rev. Bonds (Daughters of Charity Health System), Series 2005-H, 5.25% 2025  3,900            4,138
Statewide Communities Dev. Auth., Rev. Bonds (Huntington Memorial Hospital), Series 2005, 5.00% 2014          4,090            4,450
Statewide Communities Dev. Auth., Rev. Bonds (Huntington Memorial Hospital), Series 2005, 5.00% 2019          4,495            4,803
Statewide Communities Dev. Auth., Rev. Bonds (Kaiser Permanente), Series 2004-I, 3.45% 2035 (put 2011)        4,000            3,949
Statewide Communities Dev. Auth., Rev. Bonds (Redlands Community Hospital),
     Series 2005-A, RADIAN insured, 5.00% 2016                                                                2,660            2,863
Statewide Communities Dev. Auth., Rev. Ref. Bonds (John Muir/Mt. Diablo Health System),
     Series 2005-A, MBIA insured, 5.00% 2015                                                                  2,500            2,761
Statewide Communities Dev. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
     Series 2001, AMT, 2.90% 2011 (put 2007)                                                                  2,000            1,980
Trustees of the State University, Systemwide Rev. Bonds, Series 2005-A, AMBAC insured, 5.00% 2019             3,000            3,290
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 6.00% 2013                                  4,000            4,622
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.875% 2016                                 1,000            1,133
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.75% 2017                                  2,500            2,808
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, AMBAC insured, 5.50% 2015                   2,000            2,256
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, AMBAC insured, 5.50% 2016                   1,000            1,125
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, MBIA insured, 5.50% 2011                    1,000            1,116
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, XLCA insured, 5.375% 2017                   3,000            3,323
Dept. of Water Resources, Water System Rev. Bonds (Central Valley Project), Series W, 5.50% 2017              1,665            1,862
Dept. of Water Resources, Water System Rev. Bonds (Central Valley Project),
        Series W, 5.50% 2017 (preref. 2011)                                                                     335              378
Dept. of Water Resources, Water System Rev. Bonds (Central Valley Project),
        Series X, FGIC insured, 5.50% 2016                                                                    3,100            3,620
                                                                                                                             320,091

City and county issuers -- 59.17%
Alameda County Joint Powers Auth., Lease Rev. Bonds (Juvenile Justice Fac.),
     Series 2004-D, XLCA insured, 5.125% 2012                                                                 2,500            2,751
Anaheim Public Fncg. Auth., Lease Rev. Bonds (Anaheim Public Improvement Project),
        Senior Lease Rev. Bonds, Series 1997-A, FSA insured, 6.00% 2024                                       1,500            1,855
Anaheim Public Fncg. Auth., Lease Rev. Bonds (Anaheim Public Improvement Project),
        Subordinate Lease Rev. Bonds, Series 1997-C, FSA insured, 0% 2022                                     2,000              950
City of Antioch Public Fncg. Auth., 1998 Reassessment Rev. Bonds, Subordinated Series B, 5.70% 2010           1,285            1,370
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Certs. of Part.
        (Stanford University Hospital), Series 1993, 5.75% 2005 (escrowed to maturity)                        1,240            1,246
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Certs. of Part.                         1,500            1,505
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Multi-family Housing Rev. Ref. Bonds
     (Archstone/Redwood Shores Apartments), Series 2000-A, 5.30% 2008                                         1,000            1,052
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Multi-family Housing Rev. Ref. Bonds
     (United Dominion/2000 Post Apartments), Series 2000-B, 6.25% 2030 (put 2008)                             2,000            2,138
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Bonds (San Diego
        Hospital Association), Series 2001-A, 5.50% 2009                                                      7,100            7,601
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Bonds (San Diego
        Hospital Association), Series 2001-A, 6.125% 2020                                                     3,500            3,849
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
     (American Baptist Homes of the West Facs. Project), Series 1997-A, 5.25% 2007                              435              446
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
     (American Baptist Homes of the West Facs. Project), Series 1997-A, 5.75% 2017                            1,500            1,526
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
     (American Baptist Homes of the West Facs. Project), Series 1997-A, 5.85% 2027                            1,000            1,014
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
     (American Baptist Homes of the West Facs. Project), Series 1997-A, 6.20% 2027                            4,170            4,285
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
     (American Baptist Homes of the West Facs. Project), Series 1998-A, 6.10% 2017                            3,705            3,820
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
        (Episcopal Homes Foundation), Series 1998, 5.00% 2009                                                 4,600            4,776
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
        (Episcopal Homes Foundation), Series 1998, 5.125% 2013                                                1,000            1,035
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.               2,215            2,270
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.,
        Southern California Presbyterian Homes Obligated Group, Rev. Bonds (Redwood Senior
        Homes and Services), Series 2002, 6.00% 2022                                                          1,750            1,924
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.,
        Southern California Presbyterian Homes Obligated Group, Rev. Bonds (Redwood Senior
        Homes and Services), Series 2002, 6.125% 2032                                                         4,000            4,371
Bay Area Toll Auth., San Francisco Bay Area Toll Bridge Rev. Bonds, Series 2001-D, 5.125% 2015                4,000            4,341
Beverly Hills Unified School Dist. (Los Angeles County), Election of 2002 G.O. Bonds,
        Series A, 5.375% 2017 (preref. 2012)                                                                  1,000            1,127
Beverly Hills Unified School Dist. (Los Angeles County), Election of 2002 G.O. Bonds,
        Series A, 5.00% 2022 (preref. 2012)                                                                   1,500            1,657
Beverly Hills Unified School Dist. (Los Angeles County), Election of 2002 G.O. Bonds,
        Series B, 5.00% 2022                                                                                  3,000            3,270
Burbank-Glendale-Pasadena Airport Auth., Airport Rev. Bonds, Series 2005-B, AMT, AMBAC insured 5.25% 2016     1,000            1,105
Burbank-Glendale-Pasadena Airport Auth., Airport Rev. Bonds, Series 2005-B, AMT, AMBAC insured 5.25% 2019     1,500            1,644
Burbank-Glendale-Pasadena Airport Auth., Airport Rev. Bonds, Series 2005-B, AMT, AMBAC insured 5.00% 2025     1,000            1,054
California County Tobacco Securitization Agcy., Tobacco Settlement Asset-backed Bonds,
        Series 2002, 5.75% 2029                                                                               2,115            2,224
Calleguas -- Las Virgenes Public Fncg. Auth., Rev. Ref. Bonds (Calleguas Municipal Water Dist. Project),
     Series 2003-B, MBIA insured, 5.25% 2020                                                                  1,565            1,741
Capistrano Unified School Dist. (Ladera), Community Facs. Dist. No. 98-2, Special Tax Ref. Bonds,
     Series 2005, FGIC insured, 5.00% 2016                                                                    2,120            2,342
City of Carlsbad, Assessment Dist. No. 2002-01 (Poinsettia Lane East), Limited Obligation
        Improvement Bonds, Series 2005-A, 5.00% 2022                                                          1,000            1,010
City of Carlsbad, Assessment Dist. No. 2002-01 (Poinsettia Lane East), Limited Obligation
        Improvement Bonds, Series 2005-A, 5.20% 2035                                                          2,720            2,754
City of Cathedral City, Community Facs. Dist. No. 2000-1, Special Tax Bonds, 6.625% 2023                        815              891
City of Cathedral City, Community Facs. Dist. No. 2000-1, Special Tax Bonds, 6.70% 2030                       3,750            4,110
City of Cathedral City, Cove Improvement Dist. No. 2004-02, Limited Obligation Improvement Bonds, 5.00% 2030  1,000            1,006
City of Cathedral City, Cove Improvement Dist. No. 2004-02, Limited Obligation Improvement Bonds, 5.05% 2035  1,380            1,388
Central Valley Fncg. Auth., Cogeneration Project Rev. Bonds (Carson Ice-Gen Project), Series 1993, 6.00% 2009    75               78
Central Valley School Districts Fncg. Auth., Rev. Bonds (School Dist. G.O. Bond Ref. Program),
     Series 1998-A, MBIA insured, 6.25% 2011                                                                  1,000            1,149
Cerritos Public Fncg. Auth., 2002 Tax Allocation Rev. Bonds (Cerritos Redev. Projects),
     Series A, AMBAC insured, 5.00% 2017                                                                      1,000            1,118
Chaffey Community College Dist., San Bernardino County, Election of 2002 G.O. Bonds,
     Series 2002-A, FSA insured, 5.25% 2016                                                                      75               83
Chaffey Community College Dist., San Bernardino County, Election of 2002 G.O. Bonds,
     Series 2002-A, FSA insured, 5.25% 2016 (preref. 2012)                                                    1,545            1,741
City of Chino Hills, Community Facs. Dist. No. 10 (Fairfield Ranch), Special Tax Bonds, 6.95% 2030            2,000            2,245
City of Chula Vista, Industrial Dev. Rev. Bonds (San Diego Gas & Electric Co.),
        Series 1997-A, AMT, 4.90% 2023                                                                        2,000            2,044
City of Commerce Community Dev. Commission, Subordinate Lien Tax Allocation Ref. Bonds
        (Redev. Project No. 1), Series 1997-B, 5.50% 2008                                                     1,000            1,038
Del Mar Race Track Auth., Rev. Bonds, Series 2005, 5.00% 2012                                                   750              801
Del Mar Race Track Auth., Rev. Bonds, Series 2005, 5.00% 2013                                                 1,000            1,069
Del Mar Race Track Auth., Rev. Bonds, Series 2005, 5.00% 2014                                                   500              535
Del Mar Race Track Auth., Rev. Bonds, Series 2005, 5.00% 2025                                                 2,500            2,623
East Bay Municipal Utility Dist. (Alameda and Contra Costa Counties), Water System                            7,000            7,638
County of El Dorado, Community Facs. Dist. No. 1992-1 (El Dorado Hills Dev.), Special Tax Bonds,
     Series 1999, 6.125% 2016                                                                                   995            1,063
County of El Dorado, Community Facs. Dist. No. 2005-1 (Blackstone), Special Tax Bonds, 5.00% 2020             1,065            1,077
County of El Dorado, Community Facs. Dist. No. 2005-1 (Blackstone), Special Tax Bonds, 5.15% 2025             1,000            1,021
Elsinore Valley Municipal Water Dist. (Riverside County), Ref. Certs. of Part., Series 2002,
        FGIC insured, 5.375% 2015                                                                             2,125            2,426
Elsinore Valley Municipal Water Dist. (Riverside County), Ref. Certs. of Part., Series 2002,
        FGIC insured, 5.375% 2017                                                                             3,385            3,880
City of Folsom, Community Facs. Dist. No. 10, Special Tax Bonds, Series 1999, 6.20% 2011                      1,475            1,589
City of Folsom, Community Facs. Dist. No. 10, Special Tax Bonds, Series 1999, 7.00% 2024                      1,000            1,104
City of Folsom, Community Facs. Dist. No. 14, Special Tax Bonds (Parkway Phase II), Series 2002, 6.30% 2032   4,000            4,361
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
     Series 1999, 6.50% 2015 (preref. 2009)                                                                   1,105            1,243
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
     Series 1999, 6.625% 2030 (preref. 2009)                                                                  5,250            5,929
City of Fontana, Community Facs. Dist. No. 22 (Sierra Hills South), Special Tax Bonds,
        Series 2004, 6.00% 2034                                                                               4,000            4,148
Foothill-De Anza Community College Dist. (Santa Clara County), Election of 1999 G.O. Bonds,
        Series B, 5.25% 2017                                                                                  3,085            3,453
Foothill/Eastern Transportation Corridor Agcy., Toll Road Rev. Bonds, Series 1995-A,
        6.00% 2016 (preref. 2010)                                                                             1,000            1,120
City of Fullerton, Community Facs. Dist. No.1 (Amerige Heights), Special Tax Bonds,
        Series 2002, 6.10% 2022                                                                               1,000            1,070
City of Fullerton, Community Facs. Dist. No.1 (Amerige Heights), Special Tax Bonds,
        Series 2002, 6.20% 2032                                                                               2,500            2,660
Fullerton School Dist. (Orange County), 2002 Election G.O. Bonds, Series A, FGIC insured, 5.375% 2017         2,340            2,600
Community Facs. Dist. No. 2001-1, Fullerton School Dist., 2001 Special Tax Bonds, 6.375% 2031                 3,000            3,301
Golden West Schools Fncg. Auth., G.O. Rev. Bonds (Beverly Hills Unified School Dist. G.O. Bond Ref.,
        Los Angeles County), Series 2005, FGIC insured, 5.00% 2017                                            1,000            1,114
Golden West Schools Fncg. Auth., G.O. Rev. Bonds (Beverly Hills Unified School Dist. G.O. Bond Ref.,
        Los Angeles County), Series 2005, FGIC insured, 5.25% 2018                                            4,435            5,055
Golden West Schools Fncg. Auth., G.O. Rev. Bonds (Beverly Hills Unified School Dist. G.O. Bond Ref.,
        Los Angeles County), Series 2005, FGIC insured, 5.25% 2019                                            2,000            2,291
Imperial Irrigation Dist., Electric System Rev. Ref. Bonds, Series 1998, MBIA insured, 5.00% 2018             2,000            2,120
Independent Cities Lease Fin. Auth., Mobile Home Park Rev. Bonds (Hermosa Beach,
        Marineland Mobile Home Park), Series 2004-A, 6.375% 2039                                              3,935            4,286
City of Irvine, Assessment Dist. No. 00-18, Limited Obligation Improvement Bonds, Group Three, 5.55% 2026     1,995            2,059
City of Irvine, Assessment Dist. No. 00-18, Limited Obligation Improvement Bonds, Group Two, 5.10% 2016       1,730            1,787
City of Irvine, Assessment Dist. No. 00-18, Limited Obligation Improvement Bonds, Group Two, 5.60% 2022       2,500            2,583
City of Irvine, Assessment Dist. No. 00-18, Limited Obligation Improvement Bonds, Group Two, 5.70% 2026       2,750            2,840
City of Irvine, Assessment Dist. No. 03-19, Limited Obligation Improvement Bonds, Group Three, 5.00% 2025     1,130            1,145
City of Irvine, Assessment Dist. No. 87-8, Limited Obligation Improvement Bonds, Group Seven, 5.00% 2018      1,000            1,022
City of Irvine, Assessment Dist. No. 87-8, Limited Obligation Improvement Bonds, Group Seven, 5.00% 2019      1,050            1,069
City of Irvine, Assessment Dist. No. 87-8, Limited Obligation Improvement Bonds, Group Seven, 5.00% 2022      1,185            1,197
Community Facs. Dist. No. 12, Jurupa Community Services Dist. (Eastvale Area), Special Tax Bonds,
     Series 2005-A, 5.15% 2035                                                                                1,630            1,643
City of La Verne, Rev. Certs. of Part. (Brethren Hillcrest Homes), Series 2003-B, 6.625% 2025                 4,500            5,010
City of Lake Elsinore, Community Facs. Dist. No. 2003-2 (Canyon Hills), Special Tax Bonds,
        Series 2004-A, 5.95% 2034                                                                             2,500            2,660
City of Lake Elsinore, Community Facs. Dist. No. 2004-3 (Rosetta Canyon), Special Tax Bonds
        (Improvement Area No. 1), Series 2005-A, 5.10% 2022                                                   1,000            1,018
City of Lake Elsinore, Community Facs. Dist. No. 2004-3 (Rosetta Canyon), Special Tax Bonds
        (Improvement Area No. 1), Series 2005-A, 5.25% 2030                                                   1,195            1,216
City of Lake Elsinore, Community Facs. Dist. No. 2004-3 (Rosetta Canyon), Special Tax Bonds
        (Improvement Area No. 1), Series 2005-A, 5.25% 2035                                                   1,225            1,244
Lammersville School Dist., Community Facs. Dist. No. 2002 (Mountain House), Special Tax Bonds,
     Series 2002, 6.375% 2032                                                                                 4,500            4,829
Lancaster Redev. Agcy., Combined Redev. Project Areas (Housing Programs), Tax Allocation Ref. Bonds,
     Series 2003, MBIA insured, 5.25% 2018                                                                    1,935            2,193
Lee Lake Water Dist., Community Facs. Dist. No. 1 (Sycamore Creek), Special Tax Bonds,
        Series 2003, 6.00% 2033                                                                               1,780            1,908
Lee Lake Water Dist., Community Facs. Dist. No. 1 (Sycamore Creek), Special Tax Bonds,
        Series 2005, 5.30% 2035                                                                               4,700            4,782
City of Lincoln, Community Facs. Dist. No. 2003-1, Special Tax Bonds (Lincoln Crossing Project),
     Series 2003-A, 6.125% 2033                                                                               4,000            4,299
City of Lincoln, Community Facs. Dist. No. 2003-1, Special Tax Bonds (Lincoln Crossing Project),
     Series 2004, 6.00% 2034                                                                                  2,750            2,925
Logistics Airport Auth., Tax Allocation Parity Bonds (Southern California Logistics Airport Project),
     Series 2005-A, RADIAN insured, 5.00% 2015                                                                3,365            3,638
City of Long Beach, Fncg. Auth. Rev. Bonds, Series 1992, AMBAC insured, 6.00% 2017                              750              885
City of Long Beach, Harbor Rev. Bonds, Series 2000-A, AMT, 5.50% 2009                                         4,000            4,306
City of Long Beach, Harbor Rev. Bonds, Series 2000-A, AMT, 5.75% 2013                                         2,500            2,755
City of Long Beach, Harbor Rev. Bonds, Series 2002-B, AMT, MBIA insured, 5.00% 2010                           1,030            1,106
City of Long Beach, Harbor Rev. Ref. Bonds, Series 2004-A, AMT, FGIC insured, 5.00% 2011                      2,800            3,025
City of Long Beach, Harbor Rev. Ref. Bonds, Series 2004-A, AMT, FGIC insured, 5.00% 2014                      5,930            6,467
City of Long Beach, Harbor Rev. Ref. Bonds, Series 2004-A, AMT, FGIC insured, 5.00% 2015                      1,000            1,085
City of Long Beach, Harbor Rev. Ref. Bonds, Series 2005-A, AMT, MBIA insured, 5.00% 2015                      1,000            1,094
Long Beach Bond Fin. Auth., Lease Rev. Ref. Bonds (Aquarium of the Pacific Project),
     Series 2001, AMBAC insured, 5.50% 2016                                                                   4,380            4,894
Los Altos School Dist. (County of Santa Clara), Election of 1998 G.O. Bonds, Series B, 5.00% 2015             1,000            1,083
City of Los Angeles, Harbor Dept. Rev. Bonds, Issue 1988, 7.60% 2018 (escrowed to maturity)                   1,685            2,129
City of Los Angeles, Harbor Dept. Rev. Bonds, Series 1996-B, AMT, 6.00% 2013                                  5,980            6,188
City of Los Angeles, Multi-family Housing Rev. Bonds (GNMA Collateralized -- Ridgecroft
        Apartments Project), Series 1997-E, AMT, 6.125% 2027                                                  2,005            2,081
City of Los Angeles, State Building Auth., Lease Rev. Bonds (Dept. of General Services Lease),
        Series 1999-A, 5.40% 2015                                                                             1,000            1,069
City of Los Angeles, Dept. of Water and Power, Power System Rev. Bonds, Series 2001-A,
        Subseries A-1, 5.25% 2015                                                                             7,500            8,193
City of Los Angeles, Dept. of Water and Power, Water System Rev. Bonds, Series 2001-A, 5.125% 2032            1,000            1,048
Community Redev. Agcy. of the City of Los Angeles, Lease Rev. Bonds (Vermont Manchester
        Social Services Project), Series 2005, AMBAC insured, 5.00% 2015                                      1,000            1,103
Community Redev. Agcy. of the City of Los Angeles, Lease Rev. Bonds (Vermont Manchester
        Social Services Project), Series 2005, AMBAC insured, 5.00% 2022                                      1,450            1,559
Community Redev. Agcy. of the City of Los Angeles, Lease Rev. Bonds (Vermont Manchester
        Social Services Project), Series 2005, AMBAC insured, 5.00% 2023                                      1,595            1,710
Community Redev. Agcy. of the City of Los Angeles, Lease Rev. Bonds (Vermont Manchester
        Social Services Project), Series 2005, AMBAC insured, 5.00% 2024                                      3,250            3,476
County of Los Angeles, Certs. of Part. (1993 Disney Parking Project), AMBAC insured, 0% 2014                  3,000            2,115
County of Los Angeles, Los Angeles Community College Dist., G.O. Bonds, 2001 Election,
     Series A, 5.50% 2016 (preref. 2011)                                                                      4,500            5,064
County of Los Angeles, Metropolitan Transportation Auth., Proposition A First Tier Senior,
        Sales Tax Rev. Ref. Bonds, Series 2001-B, FSA insured, 5.25% 2017                                     3,530            3,889
County of Los Angeles, Public Works Fncg. Auth., Gap Loan Receivable Notes,
     Series 2005-B, BNP Paribas letter of credit, 4.00% 2006                                                  2,000            2,027
Los Angeles Unified School Dist. (County of Los Angeles), Election of 2002 G.O. Bonds,
     Series 2003-A, MBIA insured, 5.375% 2016                                                                 1,000            1,127
Los Angeles Unified School Dist. (County of Los Angeles), Election of 2002 G.O. Bonds,
     Series 2003-A, MBIA insured, 5.375% 2017                                                                 1,000            1,126
Los Angeles Unified School Dist. (County of Los Angeles), G.O. Ref. Bonds, Series 2002,
        MBIA insured, 5.75% 2015                                                                              1,000            1,179
Los Angeles Unified School Dist. (County of Los Angeles), G.O. Ref. Bonds, Series 2004-A-2,
        FGIC insured, 5.00% 2016                                                                              1,000            1,101
Los Angeles Unified School Dist. (County of Los Angeles), G.O. Ref. Bonds, Series 2004-A-2,
        FGIC insured, 5.00% 2018                                                                              1,000            1,093
Metropolitan Water Dist. of Southern California, Water Rev. Bonds, Series 1997-A, 5.00% 2026 (preref. 2008)     910              962
Metropolitan Water Dist. of Southern California, Water Rev. Bonds, Series 1997-A, 5.00% 2026 (preref. 2008)   1,055            1,116
Metropolitan Water Dist. of Southern California, Water Rev. Ref. Bonds, Series 2001-A, 5.375% 2013            4,000            4,460
Metropolitan Water Dist. of Southern California, Water Rev. Ref. Bonds, Series 2003-A, 5.00% 2014             1,000            1,110
Metropolitan Water Dist. of Southern California, Water Rev. Ref. Bonds, Series 2003-A, 5.25% 2015             3,075            3,392
Metropolitan Water Dist. of Southern California, Water Rev. Ref. Bonds, Series 2004-B, 5.00% 2015             6,500            7,175
Metropolitan Water Dist. of Southern California, Waterworks G.O. Ref. Bonds, Series 2001-B,
        5.25% 2016 (preref. 2011)                                                                             3,530            3,939
Metropolitan Water Dist. of Southern California, Waterworks G.O. Ref. Bonds, Series 2001-B,
        5.25% 2018 (preref. 2011)                                                                             2,000            2,232
Metropolitan Water Dist. of Southern California, Waterworks G.O. Ref. Bonds, Series 2004-A, 5.00% 2013        2,000            2,214
Metropolitan Water Dist. of Southern California, Waterworks G.O. Ref. Bonds, Series 2004-A, 5.00% 2015        1,300            1,451
Metropolitan Water Dist. of Southern California, Waterworks G.O. Ref. Bonds, Series 2005-A, 5.00% 2018        1,000            1,101
Milpitas Redev. Agcy., Project Area 1 Tax Allocation Bonds, Series 2003, MBIA insured, 5.00% 2014             3,000            3,297
City of Murrieta, Community Facs. Dist. No. 2003-3 (Creekside Village),
     2005 Special Tax Bonds (Improvement Area No. 1), 5.10% 2026                                              1,355            1,372
City of Murrieta, Community Facs. Dist. No. 2003-3 (Creekside Village),
     2005 Special Tax Bonds (Improvement Area No. 1), 5.20% 2035                                              1,810            1,827
Natomas Unified School Dist., Certs. of Part. (Ref. and 2005 Capital Projects),
     Series 2005-B, AMBAC insured, 5.00% 2035 (put 2010)                                                      1,500            1,603
Northern California Power Agcy., Special Rev. Ref. Bonds (Geothermal Project No. 3),
     Series 1993-A, 5.60% 2006 (escrowed to maturity)                                                         1,000            1,023
Northern California Power Agcy., Special Rev. Ref. Bonds (Geothermal Project No. 3),
     Series 1993-A, 5.65% 2007 (escrowed to maturity)                                                         1,025            1,077
Oak Park Unified School Dist. (Ventura County), Election of 1977 G.O. Bonds, Series 2000,
        FSA insured, 0% 2015                                                                                  2,300            1,570
Oakland Joint Powers Fncg. Auth., Rev. Bonds (City of Oakland G.O. Bond Program),
     Series 2005, AMBAC insured, 5.00% 2016                                                                   2,135            2,364
Port of Oakland, Rev. Bonds, Series 2000-K, AMT, FGIC insured, 5.25% 2007                                     2,000            2,090
Port of Oakland, Rev. Bonds, Series 2000-K, AMT, FGIC insured, 5.75% 2014                                     1,500            1,636
Port of Oakland, Rev. Bonds, Series 2002-M, FGIC insured, 5.25% 2015                                          1,100            1,218
Community Facs. Dist. No. 1999-1, Orange County (Ladera Ranch), Special Tax Bonds, Series 1999-A, 6.70% 2029  1,000            1,140
Community Facs. Dist. No. 2000-1, Orange County (Ladera Ranch), Special Tax Bonds, Series 2000-A, 6.20% 2023  1,780            1,903
Community Facs. Dist. No. 2000-1, Orange County (Ladera Ranch), Special Tax Bonds, Series 2000-A, 6.25% 2030  1,800            1,927
Community Facs. Dist. No. 2001-1, Orange County (Ladera Ranch), Special Tax Bonds, Series 2002-A, 6.00% 2032  2,400            2,575
Community Facs. Dist. No. 2002-1, Orange County (Ladera Ranch), Special Tax Bonds, Series 2003-A, 5.125% 2018 1,180            1,220
Community Facs. Dist. No. 2002-1, Orange County (Ladera Ranch), Special Tax Bonds, Series 2003-A, 5.55% 2033  1,500            1,559
Community Facs. Dist. No. 2003-1, Orange County (Ladera Ranch), Special Tax Bonds, Series 2004-A, 5.60% 2028  1,000            1,041
Community Facs. Dist. No. 2003-1, Orange County (Ladera Ranch), Special Tax Bonds, Series 2004-A, 5.625% 2034 1,750            1,824
Community Facs. Dist. No. 2004-1, Orange County (Ladera Ranch), Special Tax Bonds, Series 2005-A, 5.20% 2034  4,950            5,035
County of Orange, Irvine Coast Assessment Dist. No. 88-1, Limited Obligation Improvement Bonds,
     Series 1998-A, 5.25% 2009                                                                                  670              687
County of Orange, Local Transportation Auth., First Senior Bonds, AMBAC insured, 5.00% 2011                   2,000            2,180
County of Orange, Local Transportation Auth., First Senior Bonds, MBIA insured, 6.00% 2009                    1,500            1,647
County of Orange, Newport Coast Phase IV Assessment Dist. No. 01-1,
     Limited Obligation Improvement Bonds (Group 1), 5.00% 2028                                               1,000            1,010
County of Orange, Newport Coast Phase IV Assessment Dist. No. 01-1,
     Limited Obligation Improvement Bonds (Group 1), 5.10% 2033                                               1,115            1,127
County of Orange, Recovery Certs. of Part., Series 1996-A, MBIA insured, 6.00% 2008                           1,500            1,624
Orange County Water Dist., Rev. Certs. of Part., Series 1999-A, 5.25% 2022                                    1,960            2,102
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific Commerce Center), Limited Obligation
        Ref. Bonds, 5.60% 2005                                                                                2,540            2,540
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific Commerce Center), Limited Obligation
        Ref. Bonds, 5.70% 2006                                                                                1,010            1,030
City of Oxnard Fncg. Auth., Solid Waste Rev. Ref. Bonds, Series 2005, AMT, AMBAC insured, 5.00% 2014          2,275            2,454
City of Oxnard Fncg. Auth., Solid Waste Rev. Ref. Bonds, Series 2005, AMT, AMBAC insured, 5.00% 2015          2,390            2,583
City of Oxnard Fncg. Auth., Solid Waste Rev. Ref. Bonds, Series 2005, AMT, AMBAC insured, 5.00% 2016          1,475            1,595
City of Palmdale, Community Facs. Dist. No. 2003-1, Special Tax Bonds (Anaverde Public Improvements),
     Series 2005-A, 5.00% 2019                                                                                  675              703
City of Palmdale, Community Facs. Dist. No. 2003-1, Special Tax Bonds (Anaverde Public Improvements),
     Series 2005-A, 5.10% 2021                                                                                  620              645
City of Palmdale, Community Facs. Dist. No. 2003-1, Special Tax Bonds (Anaverde Public Improvements),
     Series 2005-A, 5.15% 2022                                                                                  915              951
City of Palmdale, Community Facs. Dist. No. 2003-1, Special Tax Bonds (Anaverde Public Improvements),
     Series 2005-A, 5.25% 2024                                                                                1,015            1,051
City of Palmdale, Community Facs. Dist. No. 2003-1, Special Tax Bonds (Anaverde Public Improvements),
     Series 2005-A, 5.35% 2030                                                                                1,740            1,798
City of Palmdale, Community Facs. Dist. No. 2003-1, Special Tax Bonds (Anaverde Public Improvements),
     Series 2005-A, 5.40% 2035                                                                                1,755            1,818
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre), Special Tax Ref. Bonds,
     Series 1998, 6.50% 2008                                                                                  1,000            1,077
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre), Special Tax Ref. Bonds,
     Series 1998, 6.50% 2009                                                                                  1,320            1,448
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre), Special Tax Ref. Bonds,
     Series 1998, 6.50% 2010                                                                                  1,715            1,879
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre), Special Tax Ref. Bonds,
     Series 1998, 6.75% 2015                                                                                  2,050            2,256
Rancho Santiago Community College Dist. (Orange County), G.O. Ref. Bonds, Series 2005,
        FSA insured, 5.25% 2020                                                                               2,000            2,306
Regents of the University of California, General Rev. Bonds, Series 2005-F, FSA insured, 5.00% 2015           1,500            1,653
City of Rio Vista, Community Facs. Dist. No. 2004-1, Special Tax Bonds (Northwest Wastewater Fac.),
     Series 2005, 5.70% 2024                                                                                  3,110            3,249
City of Rio Vista, Community Facs. Dist. No. 2004-1, Special Tax Bonds (Northwest Wastewater Fac.),
     Series 2005, 5.85% 2035                                                                                  5,000            5,222
City of Riverside, Electric Rev. Bonds, Issue 2001, FSA insured, 5.25% 2015                                   1,000            1,106
County of Riverside Community Facs. Dist. No. 04-2 (Lake Hills Crest), Special Tax Bonds,
        Series 2005, 5.00% 2025                                                                               2,400           2,423
County of Riverside Community Facs. Dist. No. 04-2 (Lake Hills Crest), Special Tax Bonds,
        Series 2005, 5.10% 2035                                                                               4,610            4,647
Riverside County Public Fncg. Auth., Certs. of Part. (Air Force Village West, Inc.), 5.40% 2009                 950              997
City of Rocklin (Placer County) Community Facs. Dist. No. 10 (Whitney Ranch), Special Tax Bonds,
     Series 2005, 5.00% 2020                                                                                    805              819
City of Rocklin (Placer County) Community Facs. Dist. No. 10 (Whitney Ranch), Special Tax Bonds,
     Series 2005, 5.00% 2021                                                                                    855              864
City of Rocklin (Placer County) Community Facs. Dist. No. 10 (Whitney Ranch), Special Tax Bonds,
     Series 2005, 5.00% 2022                                                                                    800              807
City of Rocklin (Placer County) Community Facs. Dist. No. 10 (Whitney Ranch), Special Tax Bonds,
     Series 2005, 5.00% 2023                                                                                    845              850
City of Roseville, Electric System Rev. Certs. of Part., Series 2005-A, FGIC insured, 5.00% 2017              2,000            2,191
City of Roseville, Electric System Rev. Certs. of Part., Series 2005-A, FGIC insured, 5.00% 2020              3,000            3,254
City of Roseville, Highland Reserve North Community Facs. Dist. No. 1, Special Tax Bonds,
        Series 1999, 6.00% 2011                                                                                 955            1,039
City of Roseville, Highland Reserve North Community Facs. Dist. No. 1, Special Tax Bonds,
        Series 1999, 6.30% 2025                                                                               1,680            1,845
City of Roseville, North Roseville Community Facs. Dist. No. 1, Special Tax Bonds, Series 1998, 5.20% 2007      840              855
City of Roseville, Woodcreek West Community Facs. Dist. No. 1, Special Tax Bonds,
     Series 1999, 6.50% 2015 (preref. 2009)                                                                   1,000            1,143
City of Roseville, Woodcreek West Community Facs. Dist. No. 1, Special Tax Bonds,
     Series 1999, 6.70% 2025 (preref. 2009)                                                                   2,750            3,164
Sacramento City Fncg. Auth., 2001 Capital Improvement Rev. Bonds (Water and Capital Improvement Projects),
     Series A, AMBAC insured, 5.50% 2015 (preref. 2011)                                                       2,000            2,245
Sacramento City Fncg. Auth., 2001 Capital Improvement Rev. Bonds (Water and Capital Improvement Projects),
     Series A, AMBAC insured, 5.50% 2016 (preref. 2011)                                                       5,435            6,102
City of Sacramento Fncg. Auth., Rev. Bonds (City Hall and Redev. Projects), Series 2002-A,
        FSA insured, 5.25% 2016                                                                                 470              520
City of Sacramento Fncg. Auth., Rev. Bonds (City Hall and Redev. Projects),
     Series 2002-A, FSA insured, 5.25% 2016 (preref. 2012)                                                    1,530            1,720
City of Sacramento Fncg. Auth., Rev. Ref. Bonds (Solid Waste, Redev. and Master Lease Program Facs.),
     Series 2005, FGIC insured, 5.00% 2016                                                                    3,000            3,329
City of Sacramento, North Natomas Community Facs. Dist. No. 4, Special Tax Bonds, Series 2003-C, 6.00% 2033   1,000            1,070
City of Sacramento, North Natomas Drainage Community Facs. Dist. No. 97-1, Special Tax Bonds,
     Series 2005, 5.00% 2019                                                                                  1,180            1,208
City of Sacramento, North Natomas Drainage Community Facs. Dist. No. 97-1, Special Tax Bonds,
     Series 2005, 5.00% 2022                                                                                  1,160            1,170
City of Sacramento, North Natomas Drainage Community Facs. Dist. No. 97-1, Special Tax Bonds,
     Series 2005, 5.00% 2029                                                                                  1,185            1,194
City of Sacramento, North Natomas Drainage Community Facs. Dist. No. 97-1, Special Tax Bonds,
     Series 2005, 5.10% 2035                                                                                  1,520            1,535
City of Sacramento, North Natomas Regency Park Community Facs. Dist. No. 2001-03,
        Special Tax Bonds, 6.00% 2028                                                                         1,755            1,866
Sacramento Municipal Utility Dist., Electric Rev. Bonds, Series 1997-K, AMBAC insured, 5.70% 2017             2,500            2,961
Sacramento Municipal Utility Dist., Electric Rev. Ref. Bonds, Series 2002-Q, FSA insured, 5.25% 2017          1,000            1,104
Sacramento Power Auth., Cogeneration Rev. Ref. Bonds, Series 2005, AMBAC insured, 5.25% 2015                  2,365            2,668
County of Sacramento, Airport System Rev. Ref. Bonds, Series B, AMT, FSA insured, 5.25% 2015                  1,115            1,204
County of Sacramento, Airport System Rev. Ref. Bonds, Series B, AMT, FSA insured, 5.25% 2016                  1,170            1,260
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs. Dist. No. 1,
     Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch), 6.00% 2012                                  880              926
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs. Dist. No. 1,
     Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch), 6.10% 2013                                  665              700
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs. Dist. No. 1,
     Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch), 6.30% 2021                                  500              522
County of Sacramento, Single-family Mortgage Rev. Bonds (GNMA Mortgage-backed Securities Program),
     Issue 1987-A, AMT, 9.00% 2019 (escrowed to maturity)                                                     1,500            2,264
Tobacco Securitization Auth. of Northern California (Sacramento County), Tobacco Settlement
        Asset-backed Bonds, Series 2001-B, 5.00% 2028                                                         4,490            4,547
County of San Bernardino Housing Auth., Multi-family Housing Rev. Ref. Bonds
     (Equity Residential/Redlands Lawn and Tennis Apartments), Issue 1999-A, 5.20% 2029 (put 2009)            1,000            1,056
San Bernardino County, Alta Loma School Dist., 1999 Election G.O. Bonds, Series A, FGIC insured, 0% 2021      2,500            1,252
San Bernardino Joint Powers Fncg. Auth., 2002 Tax Allocation Rev. Ref. Bonds, 6.625% 2026                     5,000            5,509
County of San Diego, Certs. of Part. (2005 Edgemoor Project and 1996 Regional Communications System Ref.),
     AMBAC insured, 5.00% 2015                                                                                1,090            1,203
County of San Diego, Certs. of Part. (2005 Edgemoor Project and 1996 Regional Communications System Ref.),
     AMBAC insured, 5.00% 2016                                                                                1,130            1,240
County of San Diego, Certs. of Part. (2005 Edgemoor Project and 1996 Regional Communications System Ref.),
     AMBAC insured, 5.00% 2018                                                                                1,450            1,579
County of San Diego, Poway Unified School Dist., Community Facs. Dist. No. 1, Special Tax Bonds,
     Series 1998, MBIA insured, 5.00% 2010                                                                    1,000            1,068
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation Improvement
        Bonds, 5.90% 2007                                                                                     1,425            1,483
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation Improvement
        Bonds, 5.90% 2008                                                                                       995            1,035
San Diego County, Escondido Union School Dist., Election of 2002 G.O. Bonds, Series A,
        FSA insured, 5.25% 2017                                                                               2,015            2,223
San Diego Unified School Dist., 2003 G.O. Bonds, Current Interest Bonds (Election of 1998),
     Series E, FSA insured, 5.25% 2015                                                                        1,000            1,121
Sweetwater Auth., San Diego County, Water Rev. Bonds, Series 2005, AMBAC insured, 5.00% 2016                  2,825            3,111
Tobacco Securitization Auth., Tobacco Settlement Asset-backed bonds (San Diego County Tobacco
        Asset Securitization Corp.), Series 2001-A, 5.25% 2027                                                5,000            5,144
City and County of San Francisco Airport Commission, San Francisco International Airport,
     Second Series Rev. Bonds, Issue 26-A, AMT, AMBAC insured, 5.00% 2019                                     1,000            1,031
City and County of San Francisco Airport Commission, San Francisco International Airport,
     Second Series Rev. Bonds, Issue 26-A, AMT, FGIC insured, 5.00% 2010                                      1,915            2,044
City and County of San Francisco Airport Commission, San Francisco International Airport,
     Second Series Rev. Bonds, Issue 26-A, AMT, FGIC insured, 5.00% 2011                                      2,030            2,176
City and County of San Francisco Airport Commission, San Francisco International Airport,
     Second Series Rev. Ref. Bonds, Issue 28-A, AMT, MBIA insured, 5.50% 2014                                 1,000            1,096
City and County of San Francisco Airport Commission, San Francisco International Airport,
     Second Series Rev. Ref. Bonds, Issue 28-A, AMT, MBIA insured, 5.50% 2015                                 1,500            1,638
San Joaquin Hills Transportation Corridor Agcy. (Orange County), Junior Lien Toll Road Rev. Bonds, 0% 2011
     (escrowed to maturity)                                                                                   1,500            1,252
San Joaquin Hills Transportation Corridor Agcy. (Orange County), Senior Lien Toll Road Rev. Bonds, 0% 2014
     (escrowed to maturity)                                                                                   4,000            2,930
San Joaquin Hills Transportation Corridor Agcy. (Orange County), Senior Lien Toll Road Rev. Bonds, 0% 2019
     (escrowed to maturity)                                                                                   4,150            2,409
San Joaquin Hills Transportation Corridor Agcy. (Orange County), Senior Lien Toll Road Rev. Bonds, 0% 2023
     (escrowed to maturity)                                                                                   5,900            2,837
City of San Jose, Airport Rev. Bonds, Series 2004-C, AMT, MBIA insured, 5.00% 2011                            1,000            1,074
City of San Jose, Airport Rev. Ref. Bonds, Series 2002-B, AMT, FSA insured, 5.00% 2010                        4,015            4,290
City of San Jose, G.O. Bonds (Libraries and Parks Project), Series 2001, 5.00% 2019                           2,295            2,483
City of San Jose, G.O. Bonds (Libraries, Parks and Public Safety Projects), Series 2002, 5.00% 2017           1,120            1,219
City of San Jose, G.O. Bonds (Libraries, Parks and Public Safety Projects), Series 2002, 5.00% 2020           1,000            1,078
Redev. Agcy. of the City of San Jose, Multi-family Housing Rev. Bonds (GNMA Collateralized --
        Miraido Village), Series 1997-A, AMT, 5.30% 2012                                                        605              624
Redev. Agcy. of the City of San Jose, Multi-family Housing Rev. Bonds (GNMA Collateralized --
        Miraido Village), Series 1997-A, AMT, 5.65% 2022                                                      1,490            1,549
Redev. Agcy. of the City of San Jose, Tax Allocation Ref. Bonds (Merged Area Redev. Project),
     Series 2005-B, AMBAC insured, 5.00% 2014                                                                 2,500            2,771
San Marcos Public Facs. Auth., Rev. Ref. Bonds, Series 1998, 5.50% 2010                                       2,890            3,072
San Mateo County, Joint Powers Fncg. Auth., Lease Rev. Ref. Bonds (Capital Projects Program),
     Series 1993-A, MBIA insured, 5.125% 2018                                                                 2,700            3,024
San Mateo County Transit Dist., Limited Tax Bonds, Series 1997-A, MBIA insured, 5.50% 2017                    2,500            2,916
Santa Ana Fncg. Auth., Police Administration and Holding Fac. Lease Rev. Bonds,
     Series 1994-A, MBIA insured, 6.25% 2019                                                                  1,000            1,237
Santa Clara County Fncg. Auth., Lease Rev. Bonds (VMC Fac. Replacement Project),
     Series 1994-A, AMBAC insured, 7.75% 2009                                                                 2,200            2,593
Santa Cruz County, Cabrillo Community College Dist., Election of 1998 G.O. Bonds, Series B,
        FGIC insured, 0% 2016                                                                                 1,500              963
Community Facs. Dist. No. 99-1 (Talega), Santa Margarita Water Dist., Special Tax Bonds,
        Series 2003, 5.375% 2018                                                                              1,005            1,059
Community Facs. Dist. No. 99-1 (Talega), Santa Margarita Water Dist., Special Tax Bonds,
        Series 2003, 6.00% 2030                                                                               1,170            1,258
Santa Monica-Malibu Unified School Dist., Los Angeles County, G.O. Ref. Bonds, Series 1998, 5.25% 2015        3,000            3,416
Santa Monica-Malibu Unified School Dist., Los Angeles County, G.O. Ref. Bonds, Series 1998, 5.25% 2017        1,175            1,345
Santa Monica-Malibu Unified School Dist., Los Angeles County, G.O. Ref. Bonds, Series 1998, 5.25% 2018        2,175            2,496
Shafter Joint Powers Fin. Auth., Lease Rev. Bonds (Community Correctional Fac. Acquisition Project),
     Series 1997-A, 5.50% 2006                                                                                  345              348
Shafter Joint Powers Fin. Auth., Lease Rev. Bonds (Community Correctional Fac. Acquisition Project),
     Series 1997-A, 5.95% 2011                                                                                1,700            1,777
South Orange County Public Fncg. Auth., Special Tax Rev. Bonds, Series 1999-A, FSA insured, 5.375% 2011       1,600            1,743
South Tahoe Joint Powers Fncg. Auth., Rev. Ref. Bonds (South Tahoe Redev. Project Area No. 1),
     Series 1995-B, 6.25% 2020 (preref. 2005)                                                                 3,250            3,324
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes (South Tahoe
        Redev. Project Area No. 1), Series 2003-B, 5.125% 2009                                                1,000            1,019
South Tahoe Joint Powers Parking Fin. Auth., Parking Rev. Bonds, Series A, 7.00% 2027                         5,500            5,632
Southeast Resource Recovery Fac. Auth., Lease Rev. Bonds, Series 2003-B, AMT, AMBAC insured, 5.375% 2016      1,500            1,642
Southeast Resource Recovery Fac. Auth., Lease Rev. Bonds, Series 2003-B, AMT, AMBAC insured, 5.375% 2017      2,655            2,902
Southern California Home Fncg. Auth., Single-family Mortgage Rev. Bonds
     (GNMA and FNMA Mortgage-backed Securities Program), Series 1992-A, AMT, 6.75% 2022                          45               45
Talega-Capistrano Unified School Dist., Community Facs. Dist. No. 90-2, Special Tax Bonds,
        Series 2003, 6.00% 2033                                                                               1,200            1,288
City of Temecula, Public Fncg. Auth., Community Facs. Dist. No. 03-03 (Wolf Creek), Special Tax Bonds,
     Series 2003, 5.80% 2026                                                                                  1,165            1,241
Community Facs. Dist. No. 88-12, Temecula (Ynez Corridor), Special Tax Ref. Bonds,
        Series 1998-A, 5.25% 2008                                                                               745              778
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001-A, 6.00% 2022           2,600            2,890
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001-A, 5.50% 2031           1,000            1,063
Community Facs. Dist. No. 97-1, Tustin Unified School Dist., Special Tax Bonds, Series 2000,
        6.375% 2035 (preref. 2008)                                                                            3,000            3,349
Val Verde Unified School Dist., Certs. of Part. (Ref. and School Construction Project),
     Series 2005-B, FGIC insured, 5.00% 2018                                                                  1,000            1,084
Washington Township Health Care Dist., Rev. Bonds, Series 1999, 5.00% 2010                                    1,210            1,273
Washington Township Health Care Dist., Rev. Bonds, Series 1999, 5.00% 2013                                    1,100            1,144
Washington Township Health Care Dist., Rev. Bonds, Series 1999, 5.00% 2018                                    2,750            2,844
Washington Township Health Care Dist., Rev. Bonds, Series 1999, 5.125% 2023                                   1,000            1,036
City of West Sacramento, Limited Obligation Ref. Improvement Bonds, Reassessment Dist. of 1998, 5.20% 2008      495              513
West Sacramento Fncg. Auth., Special Tax Rev. Bonds, Series F, 5.75% 2011                                     1,510            1,581
West Sacramento Fncg. Auth., Special Tax Rev. Bonds, Series F, 5.85% 2013                                     1,685            1,768
Westlands Water Dist., Rev. Certs. of Part., Series 2002-A, MBIA insured, 5.25% 2016                          1,270            1,410
City of Whittier, Health Fac. Rev. Bonds (Presbyterian Intercommunity Hospital), Series 2002, 5.75% 2031      5,000            5,380
Community Facs. Dist. No. 2002-1, William S. Hart Union High School Dist., Special Tax Bonds,
        Series 2003, 6.00% 2033                                                                               1,000            1,067
Yorba Linda Public Fncg. Auth., Rev. Bonds (Black Gold Golf Course Project), Series 2000,
        7.50% 2030 (preref. 2008)                                                                             5,500            6,231
                                                                                                                             602,048

PUERTO RICO -- 3.30%
Children's Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000, 5.75% 2009 (escrowed to maturity)  2,000            2,194
Children's Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000, 5.75% 2020 (preref. 2010)          4,375            4,649
Electric Power Auth., Rev. Ref. Bonds, Series KK, 5.00% 2010                                                  1,000            1,071
Highways and Transportation Auth., Highway Rev. Ref. Bonds, Series AA, FSA insured, 5.00% 2026 (put 2010)     1,500            1,614
Infrastructure Fncg. Auth., Special Obligation Bonds, Series 2000-A, 5.50% 2032                               2,500            2,759
Ports Auth., Special Facs. Rev. Bonds (American Airlines, Inc. Project), Series 1993-A, AMT, 6.30% 2023       1,000              805
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2027 (preref. 2012)                      1,500            1,664
Public Buildings Auth., Government Facs. Rev. Ref. Bonds, Series C, 5.50% 2010                                2,835            3,098
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2001-E, 6.00% 2026                                1,830            2,252
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2001-E, 6.00% 2026 (escrowed to maturity)           170              217
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027 (put 2012)                     5,000            5,553
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, FGIC insured, 5.25% 2031 (put 2012)       1,000            1,103
Public Improvement Ref. G.O. Bonds, Series 1998-B, MBIA insured, 5.75% 2009                                   4,575            5,023
Public Improvement Ref. G.O. Bonds, Series 2004-A, 5.00% 2030 (put 2012)                                      1,500            1,608
                                                                                                                              33,610

VIRGIN ISLANDS -- 1.14%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien, Series 1998-A, 5.20% 2009       500              528
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien, Series 1998-A, 5.20% 2010     1,000            1,054
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien, Series 1998-A, 5.30% 2011     2,000            2,112
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien, Series 1998-C, 5.50% 2005     2,500            2,505
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien, Series 1998-C, 5.50% 2008     1,000            1,061
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Subordinate Lien,
        Series 1998-D, 6.00% 2006                                                                             1,000            1,030
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Subordinate Lien,
        Series 1998-E, 5.75% 2013                                                                             1,595            1,692
Public Fin. Auth., Rev. Bonds (Matching Fund Loan Notes), Senior Lien, Series 2004-A, 5.00% 2013              1,450            1,570
                                                                                                                              11,552


TOTAL BONDS & notes (cost: $922,775,000)                                                                                     967,301


                                                                                                   Principal amount     Market value
Short-term securities  -- 4.27%                                                                               (000)            (000)

Alameda-Contra Costa Schools Fncg. Auth., Demand Certs. of Part. (Capital Improvement
        Fncg. Projects), Series 2005-M, 2.41% 2030(1)                                                      $  2,700    $       2,700
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Certs. of Part.
        (Episcopal Homes Foundation), Series 2000, 2.39% 2025(1,2)                                            1,600            1,600
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Multi-family Housing Rev. Bonds
     (Crossing Apartments), Series 2002-A, AMT, FNMA insured, 2.49% 2037(1)                                  10,000           10,000
Econ. Recovery Bonds, Series 2004-C-7, 2.20% 2023(1)                                                          1,900            1,900
Econ. Recovery Bonds, Series 2004-C-10, 2.35% 2023(1)                                                         1,700            1,700
G.O. Bonds, Series 2004-A1, 2.21% 2034(1)                                                                       300              300
G.O. Bonds, Series 2004-B1, 2.21% 2034(1)                                                                     1,200            1,200
Health Facs. Fncg. Auth., Rev. Bonds (Adventist Health System/West -- Sutter Health Revolving Loan Pool),
     Series 1991-A, 2.38% 2021(1)                                                                             1,400            1,400
Redev. Agcy. of the City of Livermore, Multi-family Housing Rev. Ref. Bonds (Livermore
        Senior Housing Apartments), Series 2002-A, AMT, 2.33% 2040(1,2)                                       1,100            1,100
City of Los Angeles, 2005 Tax and Rev. Anticipation Notes, 4.00% 6/30/2006                                    1,950            1,971
Pollution Control Fncg. Auth., Pollution Control Rev. Ref. Bonds (Pacific Gas and Electric Company),
     Series C, 2.26% 2026(1)                                                                                  1,300            1,300
Pollution Control Fncg. Auth., Pollution Control Rev. Ref. Bonds (Pacific Gas and Electric Company),
     Series 1997-B, AMT, 2.32% 2026(1,2)                                                                      3,400            3,400
Pollution Control Fncg. Auth., Pollution Control Rev. Ref. Bonds, Series 1996-E, 2.24% 2026(1)                  900              900
Pollution Control Rev. Ref. Bonds (Chevron U.S.A. Inc. Project), Series 2002, 2.25% 2024(1)                   1,500            1,500
Pollution Control Rev. Ref. Bonds (Chevron U.S.A. Inc. Project), Series 2005, 2.22% 2025(1)                   1,200            1,200
Statewide Communities Dev. Auth., Solid Waste Facs. Rev. Bonds (Chevron U.S.A. Inc. Project),
     Series 1994, AMT, 2.32% 2024(1)                                                                          4,150            4,150
Stanislaus Waste-to-Energy Fncg. Agcy., Solid Waste Fac. Rev. Ref. Certificates
     (Ogden Martin Systems of Stanislaus, Inc. Project), Series 2000, MBIA insured, 2.36% 2010(1)             2,570            2,570
Dept. of Water and Power of the City of Los Angeles, Power System Rev. Bonds,
     Series 2001-B, Subseries B-3, 2.24% 2034(1,2)                                                            1,550            1,550
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-C-4, 2.38% 2022(1)                               900              900
Dept. of Water Resources, Power Supply Rev. Demand Bonds, Series 2002-B-2, 2.35% 2022(1)                      2,100            2,100

TOTAL SHORT-TERM SECURITIES (cost: $43,442,000)                                                                               43,441


TOTAL INVESTMENT SECURITIES (cost: $966,217,000)                                                                           1,010,742
OTHER ASSETS LESS LIABILITIES                                                                                                  6,722

NET ASSETS                                                                                                                $1,017,464


(1) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.


Key to abbreviations


Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Trustees of The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California, (the "Fund") as of August 31, 2005, and for the year then ended and have issued our report thereon dated October 7, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of August 31, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


Deloitte & Touche, LLP
Costa Mesa, California
October 7, 2005



ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating and Governance Committee comprised solely of persons who are not considered ``interested persons'' of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating and Governance Committee.



ITEM 11 - Controls and Procedures

The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12 - Exhibits

(a)  (1) The Code of Ethics  that is the subject of the  disclosure  required by
     Item 2 is attached as an exhibit hereto.

(a) (2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS TAX-EXEMPT SERIES II


By /s/ Abner D. Goldstine
-------------------------------------
Abner D. Goldstine, President and PEO

Date: November 8, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Abner D. Goldstine
-------------------------------------
Abner D. Goldstine, President and PEO

Date: November 8, 2005



By /s/ Sharon G. Moseley
------------------------------------
Sharon G. Moseley, Treasurer and PFO

Date: November 8, 2005